Exhibit 10.3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MASTER PROCESS DEVELOPMENT

AND

CLINICAL SUPPLY AGREEMENT

This Master Process Development and Clinical Supply Agreement (“Agreement”) is made by and among

ELAN Pharma International Limited “EPIL”

Treasury Building,

Dublin 2

Ireland

and

Neotope Biosciences Limited “Neotope”

Monksland

Athlone, County Westmeath

Ireland

(hereinafter collectively called “ELAN”),

and

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Straße 65

88397 Biberach an der Riss

Germany

(hereinafter called “BI Pharma”)

(hereinafter BI Pharma and ELAN each shall also be called “Party” and collectively “Parties” as the case may be).

EFFECTIVE DATE: JUNE 23, 2010

Preamble			5
1.	Definitions		5
	1.1	“Acceptance Criteria”	5
	1.2	“Affiliate”	5
	1.3	“Antibody”	5
	1.4	“Batch”	6
	1.5	“BI Pharma Contribution”	6
	1.6	“BI HEX® Technology”	6
	1.7	“BI Pharma Confidential Information and Know-How”	6
	1.8	“BI Pharma Intellectual Property”	6
	1.9	“BI Pharma Technology”	6
	1.10	“Biberach Facility”	6
	1.11	“Certificate of Analysis”	6
	1.12	“Confirmation of Compliance”	7
	1.13	“cGMPs”	7
	1.14	“Collaboration Intellectual Property	7
	1.15	“Confidentiality Agreement” or “CDA”	7
	1.16	“Deliverables”	7
	1.17	“Effective Date”	7
	1.18	“ELAN Confidential Information and Know-How”	8
	1.19	“ELAN Contribution”	8
	1.20	“ELAN Embodiment”	8
	1.21	“ELAN Intellectual Property”	8
	1.22	“ELAN Technology”	8
	1.23	“Improvements”	8
	1.24	“Knowledge”	8
	1.25	“Material”	8
	1.26	“Other Improvements”	9
	1.27	“Process”	9
	1.28	“Process Description”	9
	1.29	“Product”	9
	1.30	“Product HEX Cell Line”	9
	1.31	“Project”	9
	1.32	“Project Fee”	9
	1.33	“Project Intellectual Property”	10
	1.34	“Project Timeline”	10
	1.35	“Project Plan”	10
	1.36	“Project Manager”	10
	1.37	“Project Team”	10
	1.38	“QAA”	10
	1.39	“Service(s)”	10
	1.40	“Specification(s)”	11

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	1.41	“Steering Committee”	11
	1.42	“Technology”	11
	1.43	“Transferred IP”	11
2.	Cooperation between the Parties in the Course of a Project		11
	2.1	Services	11
	2.2	Personnel	12
	2.3	Conduct of a Project and BI Pharma’s Work and Tasks	14
	2.4	Deliverables	15
	2.5	Nature of the Project	15
	2.6	Additional Work	15
	2.7	ELAN Confidential Information and Know-How and Material	18
	2.8	General Policy regarding BI Pharma Confidential Information and Know-How	19
3.	Project Fee and Payments		19
	3.1	Project Fee	19
	3.2	Invoicing and Payment	20
4.	Delivery Terms of Product for Clinical Use		20
	4.1	General	20
	4.2	Access to Facility	22
	4.3	Recall	22
5.	Ownership and Use of Project Data and Cell Banks		22
	5.1	Project Data	22
	5.2	Use of the Process	23
	5.3	Licenses	23
6.	Basic Terms for Commercial Manufacture		23
7.	Representations, Warranties and Indemnification		23
	7.1	Mutual Representations, Warranties and Covenants	23
	7.2	ELAN Warranties	24
	7.3	BI Pharma Warranties	24
	7.4	Process for Defense of Infringement	25
	7.5	Enforcement of Collaboration Intellectual Property	26
	7.6	Disclaimer of Warranties	27
8.	Liability, Limitations, Indemnification and Insurance		27
	8.1	General	27
	8.2	Liability	28
	8.3	Insurance	28
	8.4	Indemnification	29
9.	Intellectual Property		30
	9.1	Existing Intellectual Property Rights	30
	9.2	New Intellectual Property and Project Results	30
10.	Confidentiality		32
11.	Term and Termination		33
	11.1	Term	33
	11.2	Right to Terminate a Specific Project	33

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	11.3	Termination of this Agreement	34
	11.4	Termination of this Agreement for Material Breach	34
	11.5	Effect of Termination	34
12.	Miscellaneous		36
	12.1	Force Majeure	36
	12.2	Conflict	36
	12.3	Publicity	37
	12.4	Notices	37
	12.5	Applicable Law and Jurisdiction	38
	12.6	Waiver	39
	12.7	Severability	39
	12.8	Dispute Resolution	39
	12.9	Assignment	39
List of Appendices:			41

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Preamble

WHEREAS, EPIL and Neotope are companies engaged in the design and development of innovative drugs; and

WHEREAS, BI Pharma has know-how and expertise to develop production processes for biopharmaceuticals towards commercial scale volumes and within international regulatory requirements; and

WHEREAS, ELAN wishes to have BI Pharma, and BI Pharma has agreed to, develop high expression production cell lines and fed-batch production processes for the production of a series of ELAN’s Products (as defined below) with the aim under this Agreement to produce material for preclinical and clinical testing; and

NOW THEREFORE and in consideration of the mutual covenants set forth in this Agreement, BI Pharma and ELAN hereby agree as follows:

1.	Definitions

1.1	“Acceptance Criteria”

shall mean the (preliminary or final, as the case may be) Specifications of the Product for clinical use set forth in Appendix 9, accompanied by a Confirmation of Compliance and Certificate of Analysis, and review and approval by ELAN of the respective executed Batch records.

1.2	“Affiliate”

shall mean any company or entity controlled by, controlling, or under common control with a Party hereto for as long as such control exists. As used in this Section 1.2, “control” means: (a) to possess, directly or indirectly, the power to direct the management and policies of such company or entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital in such company or entity.

1.3	“Antibody”

shall mean any hybridoma, polyclonal or monoclonal antibodies specified by the [***] and/or [***], and [***]. Antibodies may be [***] or may be [***] so long as they [***]. Antibodies may be [***] comprise a portion of [***], generally containing the [***]. Examples of antibody [***]; or other [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.4	“Batch”

shall mean Product from one fermentation run using the Process.

1.5	“BI Pharma Contribution”

shall mean [***] by BI Pharma and which [***].

1.6	“BI HEX® Technology”

shall mean [***].

1.7	“BI Pharma Confidential Information and Know-How”

shall mean all existing or future confidential technical or other information relating to (a) the Biberach Facility, (b) BI Pharma Technology, (c) the Process, (d) the BI Pharma Contribution, (e) BI Pharma Improvements, (f) BI Pharma Information as defined in the CDA, and/or (g) know-how for the development and manufacture of biopharmaceuticals generally, in each case (a)-(g) whether patented or not patented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans that are disclosed or supplied to ELAN or used in connection with the Project.

1.8	“BI Pharma Intellectual Property”

shall have the meaning set forth in Section 9.2.2.1 hereof.

1.9	“BI Pharma Technology”

shall mean the Technology developed or obtained by or on behalf of BI Pharma without the use of the ELAN Confidential Information and Know How (as defined below) or the Materials, including without limitation, the BI HEX® Technology and the Process.

1.10	“Biberach Facility”

shall mean the biotech buildings at the Biberach site of BI Pharma in Germany.

1.11	“Certificate of Analysis”

shall mean, with respect to a Batch, that complete and accurate document setting forth the measured and observable characteristics of each Batch as required by the Acceptance Criteria, as dated, executed and provided to ELAN by BI Pharma.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.12	“Confirmation of Compliance”

shall mean BI Pharma’s complete and accurate certificate, executed and delivered to ELAN in connection with each Batch of Product, confirming that such Batch of Product was manufactured according to cGMPs, the Process and applicable laws at the place of manufacturing, and setting forth any deviations therefrom and the results of final investigations thereof including a summary of environmental monitoring limit excursions for aseptic filling if applicable.

1.13	“cGMPs”

shall mean current Good Manufacturing Practice regulations as codified in: The Rules Governing Medicinal products supplied in the European Union: Volume 4—Medicinal products supplied for Human and Veterinary Use: Good Manufacturing Practice, as amended from time to time; the United States Code of Federal Regulations, title 21, parts 210, 211, 600 and 610, as amended from time to time; and the International Committee on Harmonisation and other comparable guidelines, directives or standards required by governmental authorities in the United States and the European Union.

1.14	“Collaboration Intellectual Property”

shall have the meaning set forth in Section 9.2.2.2 hereof.

1.15	“Confidentiality Agreement” or “CDA”

shall mean the Mutual Confidentiality Agreement between Boehringer Ingelheim International GmbH, Binger Strasse 173, 55216 Ingelheim am Rhein, Germany, an affiliate of BI Pharma, and Elan Pharmaceuticals, Inc., 800 Gateway Boulevard, South San Francisco, California 94080, USA, an affiliate of ELAN, effective as of August 17, 2009 and attached to this Agreement as its Appendix 14.

1.16	“Deliverables”

shall mean the data, results and materials generated from the performance of the Services including Product HEX Cell Line, BI Pharma Contribution, Product, purified, semi-purified and unpurified expression products of Product HEX Cell Line, Certificate of Analysis and the like, as defined in the Project Plan.

1.17	“Effective Date”

shall mean the date of commencement of this Agreement as mentioned on the cover page above.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18	“ELAN Confidential Information and Know-How”

shall mean all existing or future confidential technical or other information relating to (a) the Materials, (b) plasmids for the Products and/or (c) the ELAN Technology, in each case (a) — (c) whether patented or not patented, and including, without limitation, all know-how, trade secrets, inventions, patent applications, processes, concepts, experimental methods and any other information concerning ELAN’s financial situation, business plans, and its research and product designs, that are disclosed or supplied to BI Pharma in connection with the Project.

1.19	“ELAN Contribution”

shall mean [***] by ELAN and [***].

1.20	“ELAN Embodiment”

shall have the meaning set forth in Section 9.2.2.2(a) hereof.

1.21	“ELAN Intellectual Property”

shall have the meaning specified in Section 9.2.1.1 hereof.

1.22	“ELAN Technology”

shall mean (i) the Materials, including the ELAN Contribution, (ii) the Product, and any modifications, derivatives, or fragments thereof, and (iii) the Technology of ELAN developed or obtained by or on behalf of ELAN (x) prior to the Effective Date and/or (y) independent of and without the use of BI Pharma Confidential Information and Know-How.

1.23	“Improvements”

shall mean all Technology, discoveries and inventions, and all modifications, derivatives and improvements thereto or new uses thereof (whether or not protectable under patent, trademark, copyright or similar laws) that are discovered, developed or reduced to practice by BI Pharma in the performance of this Agreement.

1.24	“Knowledge”

shall mean that which a Party knows or should have known following that inquiry a reasonable person would have made in light of the facts and circumstances.

1.25	“Material”

shall mean the respective [***] as laid down in detail in the respective Project Plan, as amended from time to time by the Parties, and any know-how or data relating directly thereto and provided together with such [***] to BI Pharma by or on behalf of ELAN. “Materials” shall mean each and every Material transferred to BI Pharma under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.26	“Other Improvements”

shall have the meaning set forth in Section 9.2.3.1 hereof.

1.27	“Process”

shall mean all the respective steps involved in the BI Pharma in-part proprietary and in-part non-proprietary manufacturing process using the respective Product HEX Cell Line to produce the respective Product, including, without limitation, the manufacture, testing and packaging thereof.

1.28	“Process Description”

shall mean a controlled document, approved by authorized technical and quality representatives of both Parties, that documents the general outline of the respective Process. It includes all relevant Process parameters to be met and equipment and raw materials to be used.

1.29	“Product”

shall mean the [***] set forth in the respective Project Plan, as amended from time to time, expressed from the ELAN Contribution provided to BI Pharma and formulated either as bulk drug substance or in final dosage form as drug product, as the context requires. If not specified the term Product shall include both drug substance and drug product. “Product(s)” shall mean each and every Product set forth in the respective Project Plan as amended from time to time.

1.30	“Product HEX Cell Line”

shall mean the BI Pharma Contribution genetically engineered by BI Pharma to express the respective Product through incorporation of the respective ELAN Contribution.

1.31	“Project”

shall mean the activities set forth in the respective Project Plan for a particular phase of development or production of the specific Product, including without limitation the cell line development program and process development program for the Product. “Project(s)” shall mean each and every Project to be conducted under this Agreement.

1.32	“Project Fee”

shall have the meaning specified in Section 3.1 hereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.33	“Project Intellectual Property”

shall mean all intellectual property arising out of or in connection with BI Pharma’s activities performed under this Agreement and specifically relating to the Product or aspects of the Process specifically relating to the Product, including without limitation the Product HEX Cell Line.

1.34	“Project Timeline”

shall have the meaning specified in Section 2.1.2 hereof.

1.35	“Project Plan”

shall have the meaning specified in Section 2.1.2 hereof.

1.36	“Project Manager”

shall have the meaning specified in Section 2.2.1 hereof.

1.37	“Project Team”

shall have the meaning specified in Section 2.2.2 hereof and at the Effective Date shall consist of the persons listed in Appendix 3. The Project Team may vary from Project to Project.

1.38	“QAA”

shall mean the Quality (Assurance) Agreement added hereto by the Parties in an exemplary version as Appendix 6, as will be adapted and executed in due time.

1.39	“Service(s)”

shall mean those certain services performed by BI Pharma under this Agreement together with the respective Appendix for the respective Project. Such Services may include (parts thereof or all of the following), but are not necessarily limited to, drug substance and drug product development/supply, analytical/cGMP/non-cGMP manufacturing/purification, upstream and downstream development services, formulation development of one or more pharmaceutical formulations of Products, and the production and storage of non-commercial quantities of such formulations for further stability testing or analysis, all as defined in the applicable Appendix specifying the details of such services and their related terms and conditions. For the avoidance of doubt, the provision of Services under this Agreement is always subject to both Parties mutual agreement and always requires certain planning time (e.g. capacity planning, etc.) for BI Pharma.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.40	“Specification(s)”

shall mean all the tests, analytical methods and Acceptance Criteria and/or limits, and the results thereof, as applicable, agreed by the Parties, within which the respective Product has to conform to be considered acceptable by ELAN, attached hereto as Appendix 9, which may be amended from time to time for each respective Product. The Parties are in agreement, that in the first instance they will agree on preliminary specifications for the [***] or [***] scale, whichever scale will be used for initial clinical supply, which shall be fixed to final Specifications for such scale in accordance with Section 2.5.

1.41	“Steering Committee”

shall have the meaning specified in Section 2.2.3 hereof.

1.42	“Technology”

shall mean all cDNA, cell lines, cell banks, master cell banks, constructs, reagents, cell culture media, antibodies and/or other tangible materials, methods, techniques, processes, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, specifications and other intellectual property of any kind (whether or not protectable under patent, trademark, copyright or similar laws).

1.43	“Transferred IP”

shall have the meaning specified in Section 9.2.2.2(c) hereof.

2.	Cooperation between the Parties in the Course of a Project

2.1	Services

2.1.1    General

This Agreement sets forth the basic terms and conditions under which BI Pharma will provide the Services to ELAN. The Parties agree that these terms are applicable to the respective Service together with the specific Project Plan for such Service, which shall further detail this Agreement.

2.1.2    Project Plan

Each project plan (“Project Plan”) shall be substantially of the form attached herein as Appendix 2, consecutively numbered and shall describe the subject project, the responsibilities of each of the parties with respect to such project, the Materials and any ELAN Contribution to be transferred to BI Pharma, the Deliverables and the timeline for completion of the project (“Project Timeline”). Each phase of the Project Plan shall be mutually agreed upon by the parties, shall reference this Agreement by date, title and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

parties; and shall become incorporated herein upon execution by both parties. However, no Project Plan shall be deemed “executed” by or binding upon EPIL or Neotope unless it has been signed by an authorized officer of EPIL or Neotope, as the case may be. BI Pharma agrees that there shall be no deviations from the provisions of a duly-executed Project Plan and any attached protocols and quotes, or from any instructions provided by ELAN, without ELAN’s prior written consent. Each Project Plan shall remain effective until the services described in it are performed or it is otherwise terminated pursuant to the terms of this Agreement.

2.1.3    Priority

In the event of a conflict or ambiguity between any term of this Agreement and an Appendix or Project Plan, the terms of this Agreement shall prevail. In case the Parties mutually agree that a specific Section of this Agreement shall be modified by the terms of a Project Plan (and that such term of the Project Plan shall prevail) for a specific Service, they may only do so by explicit reference to the Section of this Agreement that shall be modified.

2.1.4    Performance of Services

BI Pharma shall perform for ELAN the Services as specified in this Agreement and the applicable Project Plan for a specific Project and ELAN shall adhere to its obligations under this Agreement and the applicable Project Plan(s). The Services shall be performed at the Biberach Facility.

2.2	Personnel

2.2.1    Designation of Project Manager

Upon commencement of this Agreement and/or upon commencement of a specific Project, BI Pharma and ELAN will each appoint a Project Manager, who will coordinate and supervise the respective Project including communication of all instructions and information concerning the respective Project to the other Party. The Project Manager will serve as contact person for the other Party. Each Project Manager will be available on an agreed (monthly) basis for consultation at prearranged times during the course of the respective Project. Project Managers shall be copied on all correspondence by other Project Team members and all correspondence between the Parties. In the absence of the Project Manager, a substitute shall be appointed. Additional modes or methods of communication and decision making may be implemented with the mutual written consent of each Party. Each Party will use reasonable efforts to provide the other Party with [***] prior written notice of any change in such Party’s Project Manager. Such Project Manager may be changed for each Project according to the outlined procedure.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2.2    Project Team

The Parties shall establish a Project Team consisting of the necessary disciplines and their respective Project Manager for each Project to (a) ensure the progress of the respective Project, (b) coordinate the performance of the respective Project, and (c) facilitate communication among the Parties. Each Project Team member shall have knowledge and ongoing familiarity with the respective Project and will possess the authority to make decisions on matters likely to be raised in the Project Team. Notwithstanding Section 2.2 each Party shall have the right to substitute its members of the Project Team as needed from time to time by giving written notice to the other Party due time in advance.

The Project Team shall meet in person or by means of a video conference or teleconference on a periodic basis (a) as agreed by the Project Managers within [***] after written request for such meeting by either Party, or (b) as specified in the Project Plan (Appendix 2, as amended from time to time).

The Project Team shall oversee the Projects. Prior to each meeting of the Project Team the Parties will distribute to each other written copies of all materials, data and information arising out of the conduct of their activities hereunder.

Each Party shall bear its own costs associated with such meetings and communications. It is the right of each Party to call for a Project Team meeting according to the covenants of this Section 2.2 upon written request at any time. In such case the meeting will be held at the other Party’s offices (or by means of videoconference or teleconference upon suggestion of the requesting Party) at a time mutually agreed to by both Project Managers if not otherwise agreed between the Parties.

The requesting Party shall prepare minutes of the meeting which shall be circulated promptly following the meeting.

The current members of the Project Team and the Project Managers are set forth in Appendix 3 attached hereto which may be amended from time to time.

2.2.3    Steering Committee

The Parties shall form a Steering Committee, to which each Party will appoint [***] executive employees, including the Project Managers, all of whom shall be familiar with the respective Projects. The Steering Committee shall have general oversight and review of the activities of the Project Team.

Any issues or dispute that may arise out of or relate to this Agreement or relating to the validity, performance, construction or interpretation of this Agreement (“Dispute”) shall first be submitted for resolution to the Steering Committee. The Steering Committee shall meet within [***] after receipt of a written request by one Party to the other Party. The request shall describe the Dispute and the solution which the requesting Party proposes to be decided. If a resolution to the Dispute is reached, the Steering Committee

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

will take action by unanimous consent of the Parties, provided, however that any substantive departure from the Project Plan shall require an amendment to the Project Plan. If the Steering Committee cannot resolve the Dispute, the Dispute shall then be addressed in accordance with Section 12.8.

The members of the Steering Committee and the names of the respective chief executive officers of the Parties are set forth in Appendix 3 attached hereto, which may be amended from time to time.

2.3	Conduct of a Project and BI Pharma’s Work and Tasks

The Parties shall engage in the Projects upon the terms and conditions set forth in this Agreement. In the course of this Agreement the Parties shall perform the Projects as laid down and detailed in the applicable Project Plan and Project Timeline according to the respective Product. Upon mutual agreement by the Parties, additional manufacturing runs may be performed by BI Pharma under work plans added as amendments to the respective applicable Appendix 2.

Each Party shall fully and reasonably cooperate with the other Party to provide appropriate information and assistance to the other Party in connection with the Projects, responding in a reasonable and timely manner with respect to all reasonable requests for information and approval. Neither Party shall be liable for any delays in its performance of the Projects to the extent caused solely by the other Party’s failure to provide in a reasonably timely manner any information or approval reasonably requested by the other Party.

BI Pharma shall assign a sufficient number of professionally qualified personnel to perform the Projects and shall perform its tasks under this Agreement according to the generally acceptable professional and then current industry standards and subject to terms and conditions as set forth herein, at all times in compliance in all material respects with all requirements of applicable laws and regulations. BI Pharma will use commercially reasonable efforts to achieve the estimated timelines as laid down in Appendix 2 as amended from time to time. Changes to the Project Plan including the Project Timeline, if any, shall require the written consent of both Parties.

BI Pharma shall obtain and maintain all governmental licenses and permits necessary to establish and operate the Biberach Facility for performance hereunder, including but not limited to those required by the FDA. BI Pharma shall operate the Biberach Facility in compliance with all applicable laws and regulations and BI Pharma shall promptly notify ELAN in writing if any applicable regulatory agency issues a finding that negatively affects BI Pharma’s ability to perform under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4	Deliverables

BI Pharma will deliver the Deliverables laid down in detail in the respective Project Plan within the Project Timelines laid down in the respective Project Plan to ELAN or such third party as ELAN may direct. Following the completion of the activities required under a Project, BI Pharma will provide to ELAN then available Product and a summary containing manufacturing and analytical testing, including without limitation, the information and the results of the respective development phase according to the workscope as further described in the respective Project Plan (Appendix 2).

2.5	Nature of the Project

As the Products have never been produced at the [***] scale, ELAN acknowledges that the Projects are experimental in nature and that no favorable or useful results at such scale can be assured by BI Pharma. However, after [***] initial [***] or [***]-runs ([***]), the Parties shall in good faith agree on a revision (if necessary) to the preliminary specifications based on the outcome of the comparability discussions with the relevant regulatory authorities that shall then be the Specifications for subsequent runs in subsequent campaigns that shall form a basis for rejection or acceptance of the respective Product produced in any additional runs at the [***] or [***] scale under the provisions of Section 4.1, and, provided that the respective Process and the respective Product Hex Cell Line have not been materially changed (i.e. a change that is subject to the Change Control procedures of the QAA) the respective Project shall no longer be considered experimental in nature and the obligation to meet the respective Specification shall apply to all future runs at the [***] or [***] scale.

2.6	Additional Work

2.6.1    Changes Requested by ELAN

2.6.1.1	Change to Specifications

ELAN shall be entitled to request a change to the Specifications from time to time (which change is not the result of a requirement or mandate of a Regulatory Authority) and BI Pharma shall make and implement all such changes in accordance with the applicable Quality Agreement, ELAN’s change control procedures, and a written implementation plan (including tasks, time and cost) agreed to by the Project Team. ELAN shall retain the right and responsibility for final approval of the Specifications and any changes made thereto.

2.6.1.2	Other Changes

If ELAN desires a change to the manufacturing process, the equipment design, the materials, or the suppliers of the materials with respect to any Product (which change is not the result of a requirement or mandate of a Regulatory Authority), ELAN shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

submit such change request to BI Pharma in writing. BI Pharma shall use its commercially reasonable efforts to accommodate such request within the time frame proposed by ELAN; provided, however, that BI Pharma’s acceptance of such change request under this Section 2.6.1 shall not be unreasonably withheld or delayed. Any changes under this Section 2.6.1.2 shall be implemented in accordance with the applicable Quality Agreement and a written implementation plan agreed to by the Project Team.

2.6.1.3	Costs

ELAN shall reimburse BI Pharma for any agreed upon costs incurred in implementing any changes made pursuant to this Section 2.6.1; provided, however, that the costs to be reimbursed shall not exceed those set forth in budget in the written implementation plan agreed to by the Project Team and the updated Project Plan shall be set forth in an amendment to the Project Plan executed by the Parties. Costs also should be fair and reasonable and in proportion to the costs of the original work order.

2.6.2	Changes Requested by BI Pharma

Unless otherwise agreed to in writing by the Parties in the applicable Project Plan, BI Pharma shall not implement major changes to the manufacturing process, the Specifications with respect to any Product in any manner (which change is not the result of a requirement or mandate of a Regulatory Authority) without the prior written consent of ELAN, which consent shall not be unreasonably withheld by ELAN. Any such changes that are approved by ELAN shall be implemented in accordance with the applicable Quality Agreement (if any), and a written implementation plan agreed to by the Parties. Any such changes approved by ELAN under this Section 2.6.2 shall be at BI Pharma’s sole expense unless otherwise agreed to by ELAN in writing.

2.6.3	Changes Requested by Regulatory Authorities

If ELAN or BI Pharma is required or mandated by applicable law or any action or request made by any other Regulatory Authority to effectuate a change to the manufacturing process, the Specifications, the materials, the suppliers of the materials or any analytical testing methods with respect to the Drug Substance or Product, BI Pharma shall make such changes. BI Pharma shall be responsible for all costs incurred in implementing a change under this Section 2.6.3 that is related to BI Pharma maintaining cGMP compliance. To the extent a change request under this Section 2.6.3 is a change other than a change related to BI Pharma maintaining cGMP compliance, ELAN shall reimburse BI Pharma for the agreed amount incurred in implementing such change request; provided, however, that all such changes made shall be subject to ELAN’s prior written approval and in accordance with the applicable Quality Agreement (if any), and the written implementation plan agreed to by the Project Team and be made part of this Agreement. The amount to be reimbursed by ELAN under this Section 2.6.3 shall not exceed those set forth in the budget in the implementation plan agreed to by the Project Team and the updated Project Plan shall be set forth in an amendment to this Agreement. The amounts proposed by BI Pharma should be fair and reasonable and in proportion to the amounts set forth in the Project Plan.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.6.4	Change Request Review

Each Party shall use its commercially reasonable efforts to respond in writing to the Party submitting a change request under this Section 2.6 within [***] (or such longer period as agreed in writing by the Parties) from receipt of such written change request.

2.6.5	Analytical Support

BI Pharma shall provide the agreed analytical support and analytical research and development for raw materials, in-process materials, intermediates, the Deliverables, cleaning, potency, controls for impurities in intermediates and the Deliverables, cGMP testing and documentation, and the like, always in accordance with to the Quality Agreement. BI Pharma shall maintain suitable written records to verify compliance with this paragraph and ELAN may audit such records as set forth in the Quality Agreement.

2.6.6	Laboratory Notebook Records

BI Pharma shall prepare and maintain detailed laboratory notebook records of the preparation and analysis of Deliverables. BI Pharma shall deliver to ELAN by not later than [***] following the completion of the Services under each Project Plan a final report(s) in the English language, which shall be in accordance with the template attached hereto as Appendix 8.

2.6.7	Handling and Archiving of Documents

Pursuant to applicable laws, the original raw data regarding the Deliverables will be stored at BI Pharma’s facilities. BI Pharma will comply with all applicable laws, rules and regulations regarding handling and archiving of original raw data and other documents and shall take reasonable and customary precautions according to BI Pharma’s internal standard operating procedures to prevent the loss or alteration of data relating to the Deliverables. Upon termination of this Agreement, BI Pharma will archive files relating to the Deliverables according to BI Pharma’s internal standard operating procedures that BI Pharma certifies are compliant with all applicable laws, rules and regulations for the agreed periods. BI Pharma agrees to notify ELAN in writing a reasonable amount of time prior to any planned destruction of any of the above referenced documents and provide ELAN with the opportunity to control the disposition of such documents. ELAN shall bear all costs incurred by BI Pharma in complying with any such written instructions furnished by ELAN that is received within [***] of written notification of ELAN by BI Pharma.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.6.8	Regulatory Matters

Elan shall have sole responsibility for all submissions and filings with any Regulatory Authority, including without limitation any IND, BLA, MAA, comparability filing or other similar filing. Notwithstanding anything contained in this Agreement to the contrary, BI Pharma shall not initiate or participate in any communications with the FDA or any other domestic or foreign governmental authority concerning the subject matter hereof unless required by law or requested to do so by ELAN, and then only upon prior consultation with ELAN. However, ELAN shall reasonably give BI Pharma the opportunity to take part in any discussions that relate to the operations performed by BI Pharma for ELAN. Moreover, ELAN shall not commit to any changes that relate to the operations performed by BI Pharma for ELAN without prior consultation with and approval by BI Pharma, such approval not to be unreasonably withheld, delayed or conditioned. If any governmental or regulatory authority conducts or gives notice to BI Pharma of its intent to conduct an inspection at BI Pharma’s facilities or take any other regulatory action with respect to the Projects hereunder, BI Pharma will promptly give ELAN notice thereof, including all information and copies of correspondence pertinent thereto and will use their reasonable efforts to obtain approval for ELAN or its authorized representative to take part in the inspection, for consultation only as required and to the extent reasonably practicable.

2.6.9	Amendments to the respective Project Plan

Notwithstanding the provisions above, any change to the respective Project Plan shall require an addendum to the Project Plan executed by the Parties.

2.7	ELAN Confidential Information and Know-How and Material

To the extent not already transferred by ELAN, ELAN shall transfer the Material for the respective Project(s) to BI Pharma subject to the terms of this Section 2.7, and BI Pharma shall use such Material solely to conduct the respective Project in accordance with the respective Project Plan, this Agreement, or as otherwise may be agreed to by the Parties in writing. The Materials will not be used by BI Pharma in connection with any diagnosis, treatment or any activity in humans or for any use not directly related to the respective Project. BI Pharma’s use of the Materials will be in compliance with all applicable federal, state and local laws and regulations in Germany. BI Pharma accepts the Materials with the knowledge that they are experimental. The Materials may not be transferred or otherwise made available, in whole or in part, by BI Pharma to any other individual, entity or institution, including institutions and entities affiliated or under contract with BI Pharma without the prior written consent of ELAN, which may be withheld by ELAN for any reason. Such consent is hereby given for quality control testing performed on a blinded basis as further discussed and agreed in the Project Team.

The Materials are the property of ELAN. It is agreed that the transfer of the Materials hereunder shall be a bailment and shall not constitute a sale of Materials or a grant, option or license of any patent or other rights except to allow BI Pharma to perform the respective Project. ELAN shall retain and have all right, title and interest in and to the Materials.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ELAN will inform BI Pharma in a timely manner about any safety issues of which ELAN becomes aware relating to the handling of the Materials and the Products (including but not limited to the ELAN Contribution), after the date of the execution of this Agreement.

BI Pharma shall at all times take reasonable measures to protect the Materials from loss or damage and in no event measures less than employed by BI Pharma in the protection of its own proprietary materials, and shall promptly notify ELAN, if at any time it believes any Materials have been damaged, lost or stolen. BI Pharma will ensure that the Materials remain free and clear of any liens or encumbrances.

THE MATERIALS HAVE BEEN GIVEN TO BI PHARMA GRATUITOUSLY AND ARE PROVIDED “AS IS” WITH NO WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ELAN and BI Pharma hereby acknowledge and agree that ELAN is providing ELAN Confidential Information and Know-How to BI Pharma for its use by BI Pharma on behalf of and for the benefit of ELAN for the purposes of this Agreement, and BI Pharma will make use thereof solely for such purposes and ELAN hereby consents to such use.

2.8	General Policy regarding BI Pharma Confidential Information and Know-How

A general policy regarding BI Pharma Confidential Information and Know-How is laid down in Appendix 5. In the event of any inconsistency between Appendix 5 and this Agreement, this Agreement shall prevail.

3.	Project Fee and Payments

3.1	Project Fee

As consideration for BI Pharma’s performance of the respective Project, ELAN shall pay BI Pharma the fees set forth in the payment schedule in the respective Project Plan (the “Project Fee”) as may be amended from time to time according to the agreement of the Parties. BI Pharma’s internal and out-of-pocket costs and expenses for its performance of the Projects, including without limitation, ordinary and standard raw materials, components and consumables, are included in the Project Fees. BI Pharma will inform ELAN and seek its consent in advance of including any raw materials in the Process that will cause extraordinary costs.

If ELAN initiates multiple Projects or phases of Projects at BI Pharma and synergies can be reasonably identified, acknowledged and agreed by the Parties, the Parties shall agree to reductions in the applicable Project fees based upon cost savings resulting from such synergies. By way of example, cost savings could be obtained with increasing number of fermenter runs.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2	Invoicing and Payment

BI Pharma shall invoice ELAN for Project Fees according to the respective Payment Schedule in the Respective Project Plan for the respective Product.

ELAN shall make payment of all undisputed invoiced amounts [***] from the date of receipt of BI Pharma’s invoice. If ELAN fails to make timely payment when due under this Agreement, interest shall accrue at [***]. All payments due under this Agreement shall be paid in Euros by wire transfer or by such other means agreed to in writing by the Parties. ELAN will provide at least twenty-four (24) hours advance notice to BI Pharma of each wire transfer to the bank account identified below or such other bank accounts as BI Pharma shall designate in writing.

Bank Name:	[***]
Bank Number	[***]
Account Number:	[***]
BIC Number:	[***]
IBAN-Code:	[***]

4.	Delivery Terms of Product for Clinical Use

4.1	General

4.1.1	BI Pharma shall (a) deliver to ELAN or to a third party as directed by ELAN or, (b) at the request of ELAN, store the respective Product on a “bill and hold” basis for further processing, the agreed amounts of the respective Product produced according to the respective Project Plan in accordance with agreed upon schedules, at the prices set forth in Appendix 2. Delivery of all Products by BI Pharma shall be made [***] (Incoterms 2000). Material that is requested to be stored shall be held by BI Pharma for further processing and BI Pharma shall bill ELAN for Products held for further processing upon acceptance of the Products by ELAN, on the terms and conditions as set forth in Appendix 13. BI Pharma shall package and arrange for shipment of Products to the delivery address specified by ELAN, all in accordance with the instructions of ELAN[***]. BI Pharma shall reasonably support ELAN in the preparation and management of shipments to ELAN. Each shipment of cGMP Product will follow the criteria and contain the documents set forth in the Quality Agreement. The Parties shall cooperate reasonably to obtain all customs licenses or permits necessary to ship the Products (the evaluation of which customs licenses or permits required shall be performed by ELAN).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.1.2	ELAN shall diligently examine Products delivered under this Agreement as soon as practicable after receipt. Notice of all claims arising out of (i) damage to or total or partial loss of Product or such other item in transit shall be given in writing to BI Pharma and the carrier or (ii) non-delivery shall be given in writing to BI Pharma within [***] after the date of receipt of the goods by ELAN. ELAN shall make a damaged Product available for inspection and shall comply with the requirements of any insurance policy covering a Product. BI Pharma shall offer ELAN all reasonable assistance, at the cost and expense of ELAN, in pursuing any claims arising out of the transportation of a Product.

4.1.3	Except as otherwise provided herein and as set forth in Section 2.5, ELAN shall have [***] from the date of delivery of a Product in order to evaluate a Product and accept or reject such delivery; provided that ELAN shall only be permitted to reject a Product if (a) BI Pharma fails to deliver a Certificate of Analysis and a Confirmation of Compliance, (b) the Product does not meet the Acceptance Criteria or (c) the Product, if intended for human use, was not manufactured in accordance with the applicable Quality Agreement, cGMPs and applicable laws at the place of manufacturing.

4.1.4	ELAN will have no obligation to accept any Product that does not meet the foregoing requirements. If ELAN determines after reviewing the relevant documentation and performing reasonable testing that any Batch does not meet such requirements, or if Product is determined by BI Pharma to be unsuitable for release, then [***]: (a) to produce a new Batch [***], including [***] manufacture of such Batch, or (b) to rework or reprocess the Batch, [***] so that the Batch can be [***] and the [***], or (c) in case [***] shall [***] for such Batch, including the [***] or, if there are no further orders of Product or [***] for any future orders, [***]. If the remedy set forth in either (a) or (b) is [***], then BI Pharma shall start the applicable work as soon as reasonably practicable, such that [***], with the goal to resupply within [***] and the closure of the respective investigation of the respective cause of the rejection. Moreover, the Parties shall take into account a possible lead time for raw materials. For the avoidance of doubt, if drug product is [***] as provided above, then [***] obligations set forth above shall [***] therein.

4.1.5

In the event ELAN rejects a Product for failure to meet Acceptance Criteria, BI Pharma shall have the right to sample and retest the Product, which shall be done as soon as practicable. In the event of a discrepancy between ELAN’s and BI Pharma’s test results such that one Party’s results fall within the Acceptance Criteria and the other Party’s test results fall outside the Acceptance Criteria, or there exists a dispute over whether such failure is due (in whole or in part) to acts or omissions of ELAN or any third party after delivery, the Parties shall cause a testing laboratory agreeable to both Parties to perform comparative tests and/or analyses on samples of the alleged defective Product. The testing laboratory’s

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

results shall be in writing and shall be final and binding save for manifest error on the face of its report. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the testing laboratory rules. The testing laboratory shall be required to enter into written undertakings of confidentiality no less burdensome than set forth or referred to by this Agreement.

4.2	Access to Facility

Upon reasonable notice ELAN and its duly authorized representatives [***] will — upon BI Pharma’s agreement regarding timing and specific manufacturing areas, which shall not be unreasonably withheld or delayed — have reasonable access to BI Pharma’s facilities used to manufacture the respective Product, during operating hours and during active manufacturing of the respective Product, to inspect the facility and manufacturing process to ascertain compliance by BI Pharma with the requirements of cGMP, the Acceptance Criteria, the Quality Agreement, and applicable [***] law in a manner that is customary in the biopharmaceutical contract manufacturing business.

4.3	Recall

ELAN shall have the sole discretion to withdraw or recall any Products, and shall be responsible for directing all administrative and regulatory actions relating thereto. In the event that ELAN withdraws or removes any Products manufactured and supplied by BI Pharma, BI Pharma shall cooperate with ELAN as reasonably requested in connection with any such withdrawal or removal, including complying with all applicable laws and regulations. [***].

5.	Ownership and Use of Project Data and Cell Banks

5.1	Project Data

(a)	BI Pharma shall carry out the respective Project and provide ELAN with a summary containing the respective results from manufacturing and analytical release and also shall provide ELAN with summary report with results on the various stages of cell line development and process development;

(b)	BI Pharma shall supply ELAN with data, results and information required to comply with any request of any applicable regulatory body or to comply with such regulatory body’s requirement; and

(c)

BI Pharma shall prepare the draft chemistry, manufacturing and controls section of any regulatory filing supporting the clinical development or application for marketing approval of the respective Product for [***]. ELAN shall review, finalize and approve the chemistry, manufacturing and controls section of any regulatory filing drafted by BI Pharma. BI Pharma shall timely perform a final

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

review of the chemistry, manufacturing and controls section of any such regulatory filing for accuracy of content of such section prior to filing by ELAN with the relevant regulatory authorities. ELAN may use the same information as provided [***] for filing in other jurisdictions, in which regulatory approval is sought for which ELAN gives BI Pharma prior written notice. Certain trade secret information may be provided by BI Pharma via DMF or similar filing (e.g. to a notified body) directly to the respective authorities.

(d)	For the avoidance of doubt, subject to ELAN’s confidentiality obligations hereunder and without affecting the ownership of Improvements as set forth in Section 9, all reports generated as a result of the BI Pharma’s performance under this Agreement and delivered to ELAN by BI Pharma under this Agreement and all regulatory filings and approvals for the respective Product will be [***].

5.2	Use of the Process

Except as set forth in this Agreement, the Process shall not be used by ELAN outside the scope of this Agreement.

The BI Pharma Contribution or cells derived therefrom contain transcription units with heterologous genetic elements, e.g. fluorescent proteins, promoters, selection markers, which use is limited to the manufacture of the Product. Any use outside of this Agreement, e.g. isolation, amplification, use of those elements may affect BI Pharma’s and/or third party rights.

5.3	Licenses

BI Pharma hereby grants to ELAN a [***] license under BI Pharma Technology and the BI Pharma Confidential Information and Know-How to [***] according to the terms and conditions for the use of BI Pharma Confidential Information and Know-How by ELAN as laid down in Appendix 4.

6.	Basic Terms for Commercial Manufacture

Exemplary, non-binding terms regarding the commercial manufacture of the Products are laid down in Appendix 7. The parties shall negotiate and agree to terms that are commercially reasonable given the nature of the Product (for example, applicable clinical indication and market), including without limitation terms relating to scale, minimum purchase obligations, minimum runs, rolling forecasts and costs.

7.	Representations, Warranties and Indemnification

7.1	Mutual Representations, Warranties and Covenants

Each Party hereby represents, warrants and covenants to the other Party as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a.	it is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

b.	the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action;

c.	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

7.2	ELAN Warranties

ELAN hereby warrants that:

a.	ELAN has the right to provide the ELAN Confidential Information and Know-How;

b.	ELAN is not aware of any special or unusual hazards involved in handling the Materials and/or Products of which it has failed to inform BI Pharma; and that it will inform BI Pharma of any changes related thereto after the date of execution of this Agreement; and

c.	ELAN has full corporate authority to enter into this Agreement and the Agreement is binding upon ELAN in accordance with its terms; and

d.	as of the Effective Date and as of the effective date of any Project Plan, except as may be otherwise indicated in the applicable Project Plan, it [***] is or would [***] and ELAN will promptly notify BI Pharma, in such manner as to [***] should it become aware of [***].

7.3	BI Pharma Warranties

BI Pharma hereby warrants that:

a.	BI Pharma is entitled to use the Biberach Facility and BI Pharma Confidential Information and Know-How, for the purposes set forth in this Agreement;

b.	it shall perform its tasks under this Agreement according to [***] subject to terms and conditions as set forth herein, at all times in compliance in all material respects with all requirements of applicable laws and regulations, and [***] perform the Services as set forth in the applicable Project Plan;

c.	BI Pharma at the Effective Date is not aware of any special or unusual hazards that would arise as a result of its carrying out of the Projects as planned;

d.	BI Pharma has full corporate authority to enter into this Agreement and the Agreement is binding upon BI Pharma in accordance with its terms;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

e.	BI Pharma has the right, without restriction, to grant the licenses granted under this Agreement;

f.	all Product that is required to be produced to cGMP standards will, at the time of delivery to ELAN, (a) have been manufactured in accordance with such cGMP requirements and all other laws applicable at the place of manufacture, the Process Description [***] the Quality Agreement, and the Acceptance Criteria, and (b) not be adulterated or misbranded under the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 321 et seq., as amended from time to time, or any comparable laws, rules or regulations applicable at the place of manufacture;

g.	it has not been debarred, nor is it subject to a pending debarment, and that it will not use in any capacity in connection with the services under this Agreement any person, who has been debarred pursuant to section 306 of the FDCA, 21 U.S.C. § 335a, or who is the subject of a conviction described in such section. BI Pharma agrees to notify ELAN in writing [***] if BI Pharma or any person who is performing Services is debarred or is the subject of a conviction described in section 306, or if any action, suit, claim, investigation, or proceeding is [***] relating to the debarment or conviction of BI Pharma or any person performing services under this Agreement;

h.	to the best of its Knowledge at the Effective Date its [***] by BI Pharma, ELAN or a [***], does not [***] and it will promptly notify ELAN in writing should it become aware of any [***], that would be [***]; and

i.	as of the Effective Date no [***] by a third party with relation to [***], or any part or component thereof.

For avoidance of doubt, all [***] that might result from the representations and warranties under this Section 7.3 are always subject to [***].

7.4	Process for Defense of Infringement

Subject to each Party’s indemnification obligations, in the event that there occurs a Claim (as defined below), the Parties shall follow the following procedures with respect to the defense of the Claim:

a.	BI Pharma agrees that if a third party threatens or asserts any claim or files any lawsuit (a “Claim”), claiming that [***] manufacture and production of the Products [***], BI Pharma will promptly and timely inform ELAN of such Claim, and [***] shall have the first right, and [***], to negotiate, litigate and/or settle any such Claim, and shall defend any such Claim, provided, that [***] shall have the right to fully participate in the litigation, negotiation and settlement of all such Claims.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	ELAN agrees that in the event of a third party Claim that [***] for manufacture and production of the Products [***], ELAN will promptly and timely inform BI Pharma of such Claim, and [***] shall have the sole right, and shall pay all costs associated therewith, to negotiate, litigate and/or settle any such Claim, and shall defend any such Claim, provided, that [***] shall have the right to fully participate in the litigation, negotiation and settlement of all such Claims, to the extent such Claims relate to the Services.

c.	The Parties will keep each other informed about such negotiation or litigation at all times, including all material events related thereto, and in the event that the amounts paid or to be paid by a Party in settlement of any such Claim or group of related or unrelated Claims appear reasonably likely to exceed, individually or in the aggregate, such Party’s indemnification obligations, or any contemplated settlement would place any obligations or restrictions upon the other Party, then such Party shall immediately inform such other Party.

d.	A Party shall not be responsible to pay for any costs of any settlement by the other Party of any Claim(s) that exceed such other Party’s indemnification obligations or be bound by any obligations or restrictions agreed to by such other Party in any such settlement, without the prior written consent of such Party, [***].

e.	In the case that [***] decides not to negotiate, litigate or settle any Claim, [***] shall have the right to negotiate, litigate and settle any such Claim, and, provided that [***] decides to pursue such negotiation, litigation or settlement, [***] will provide all commercially reasonable cooperation to [***] such that [***] may appropriately defend such Claims.

7.5	Enforcement of Collaboration Intellectual Property

a.	[***] shall have the first right (but not the obligation), [***] to enforce the Collaboration Intellectual Property other than Transferred IP; provided, however, that (i) [***] shall have the right to join such proceeding at any time at its own expense, and (ii) [***] shall not admit the invalidity or unenforceability of any Collaboration Intellectual Property without [***] prior written consent. [***] shall keep [***] reasonably informed prior to and during any such enforcement. [***] shall assist [***], upon request and at [***] expense in taking any action to enforce such Collaboration Intellectual Property and shall join in any such action if deemed to be a necessary party. [***] shall incur [***] as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of such Collaboration Intellectual Property invalid, not infringed or unenforceable. In the case that [***] decides not to enforce such Collaboration Intellectual Property, [***] shall have the right to enforce such Collaboration Intellectual Property [***] and [***] will provide all commercially reasonable cooperation to [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	[***] shall have the sole right (but not the obligation), [***], to enforce the Transferred IP; provided, however, that (i) [***] shall not admit the invalidity or unenforceability of any Transferred IP without [***] prior written consent. [***] shall keep [***] reasonably informed prior to and during any such enforcement. [***] shall assist [***], upon request and at [***] expense in taking any action to enforce such Transferred IP and shall join in any such action if deemed to be a necessary party. [***] shall incur [***] as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Transferred IP invalid, not infringed or unenforceable. In the case that [***] decides not to enforce such Transferred IP, to the extent such Transferred IP relates to manufacturing Technology developed by [***], [***] shall have the right to enforce such Transferred IP [***] and [***] will provide all commercially reasonable cooperation to [***].

c.	All monies recovered upon the final judgment or settlement of any action under 7.5(a) or (b) shall be used first to reimburse the costs and expenses (including reasonable attorneys’ fees and costs) of [***], and thereafter [***].

7.6	Disclaimer of Warranties

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY INTELLECTUAL PROPERTY, TECHNOLOGY, RIGHTS, RESULTS OF THE PROJECTS; THE DELIVERABLES OR OTHER SUBJECT MATTER OF THIS AGREEMENT OR THAT THE PROJECTS WILL RESULT IN A COMMERCIALLY-VIABLE PROCESS, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.	Liability, Limitations, Indemnification and Insurance

8.1	General

BI Pharma has no knowledge or awareness of or control over the manner in which ELAN intends to use the results of the Projects, the Products or the Deliverables, if any, obtained in the Projects and in particular does not know or control how ELAN intends to use such Products or results in clinical studies.

BI Pharma and ELAN hereby agree that the terms of the limitation of liability and indemnification that shall apply to this Agreement shall be as set forth hereinafter in this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2	Liability

8.2.1	No Liability for Consequential Damages

Under no circumstance shall [***] be entitled to incidental, indirect or consequential damages arising in connection with any default or breach of [***] obligations (whether or not [***] has been advised of the possibility of such damages), but — for the avoidance of doubt — the [***] indemnification obligations of [***] shall not be considered incidental, indirect, consequential or special damages.

8.2.2	[***] Liability

[***] shall be legally liable in case of negligent or wilful breach of its representations and warranties and/or covenants set forth in this Agreement. Provided however, that the foregoing shall not apply if and as far as such cases are due to the negligence or wilful misconduct of [***].

[***] liability above shall be subject to the following limitations:

(i)	In the case of gross negligent acts or omissions of [***] and/or its Affiliates to an amount up to [***], and

(ii)	In the case of other negligent acts or omissions of [***] and/or its Affiliates to an amount up to [***].

For the avoidance of doubt, the foregoing limitations shall (i) not apply in cases of wilful misconduct of [***] or its Affiliates and where a limitation is not possible according to mandatory laws, and (ii) shall also be applicable to cases where [***] has an indemnification and hold harmless obligation.

8.2.3	[***] Liability

[***] shall be legally liable (i) in case of negligent or wilful breach of its representations and warranties and/or covenants set forth in this Agreement; and (ii) [***]. Provided however, that the foregoing shall not apply if and as far as such cases are due to the negligence or wilful misconduct of [***].

8.3	Insurance

Each of BI Pharma and ELAN each represent, warrant and covenant that it has and shall maintain during the term of this Agreement and for a period of five (5) years thereafter, comprehensive general liability insurance including products coverage in amounts, which are reasonable and customary in the pharmaceutical industry for companies of comparable size and activities at their respective place of business. Such product liability insurance shall insure against all mandatory liability, including liability for personal injury, physical injury and property damage. Upon a Party’s written request the other Party shall within three (3) weeks provide the requesting Party with a written confirmation of the existence of such insurance. BI Pharma and ELAN may opt to self insure in order to meet the obligations of this Section.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.4	Indemnification

8.4.1	[***] Indemnity

[***] shall indemnify, defend and hold harmless, [***], its directors, officers, employees and agents and affiliates, from and against any and all liability, damage, loss, cost (including reasonable attorneys’ fees) and expense resulting from claims of any kind and character by any third party (including, without limitation, employees or agents of [***]) with respect to Products [***] pursuant to this Agreement or the use of the [***]. Notwithstanding the foregoing, [***] and its directors, officers, employees, and agents shall not be entitled to indemnification under this Section against any claim if and to the extent (a) [***] is liable according to Section 8.2.2 and (b) any accident at [***] which may arise in the course of [***] hereunder unless the same is caused by [***].

8.4.2	[***] Indemnity

[***] shall indemnify, defend and hold harmless, [***], its directors, officers, employees and agents and affiliates, from and against any and all liability, damage, loss, cost (including reasonable attorneys’ fees) and expense resulting from claims of any kind and character by any third party (including, without limitation, employees or agents of [***]) with respect to [***] work performed hereunder to the extent [***] is liable according to Section 8.2.2.

8.4.3	Indemnification Procedures

A Party (the “Indemnitee”) which intends to claim indemnification under this Section 8.4 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which the Indemnitee or any of its directors, officers or employees intend to claim such indemnification; provided, however, that the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee and its directors, officers or employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation, negotiations, compromise, settlement and defense of any action, claim or other matter covered by this indemnification, at the Indemnitor’s sole cost and expense. The Indemnitor shall be in charge of and control of any such investigation, negotiation, compromise, settlement and defense and shall have the right to select counsel with respect thereto. In no event shall the Indemnitee compromise or settle any such matter without the prior written consent of the Indemnitor, which shall not be bound by any such compromise or settlement absent its prior written consent. In no event shall the Indemnitor compromise or settle any such matter for anything other than the payment of money without the prior written consent of the Indemnitee, which shall not be bound by any such compromise or settlement absent its prior written consent. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own cost and expense.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.	Intellectual Property

9.1	Existing Intellectual Property Rights

9.1.1	BI Pharma hereby acknowledges that ELAN is the owner of ELAN Confidential Information and Know-How and the ELAN Technology and BI Pharma shall acquire no rights, title or interest whatsoever in or to any of ELAN Confidential Information and Know-How or ELAN Technology, except as specifically provided for in this Agreement.

9.1.2	ELAN hereby acknowledges that BI Pharma is the owner of BI Pharma Confidential Information and Know-How and the BI Pharma Technology and ELAN shall acquire no rights, title or interest whatsoever in or to any of BI Pharma Confidential Information and Know-How or BI Pharma Technology, except as specifically provided for in this Agreement. BI Pharma hereby grants to ELAN and ELAN hereby accepts [***] license to use BI Pharma Technology, BI Pharma Contribution and BI Pharma Confidential Information and Know-How solely to (i) [***] Products for [***] purposes; and (ii) [***] Products for [***]. BI Pharma shall have no right to [***] to manufacture Products except for the benefit of ELAN.

9.1.3	ELAN hereby grants to BI Pharma and BI Pharma hereby accepts for the purpose of this Agreement a [***], license to use ELAN Confidential Information and Know-How and ELAN Technology solely to develop the Process and to manufacture the Products for clinical purposes under this Agreement.

9.2	New Intellectual Property and Project Results

9.2.1	ELAN Improvements

9.2.1.1	Improvements that (i) [***], and (ii) [***], and (iii) [***] will be [***].

9.2.1.2	ELAN hereby grants to BI Pharma and BI Pharma hereby accepts for the purpose of pursuing the Projects under this Agreement a non-exclusive, non-sub-licensable (except to BI Pharma affiliates), royalty-free, license to use the ELAN Intellectual Property solely to develop the Process, and to use the Process solely for the manufacturing of the Products for clinical purposes in accordance with this Agreement.

9.2.2	BI Pharma Improvements

9.2.2.1	Improvements that (i) [***], and (ii) [***], and (iii) [***] will be [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.2.2.2	Improvements that (i) [***], and (ii) [***].

(a)	If either Party wishes to file a patent application on [***] the Parties shall reasonably cooperate in the preparation, filing, prosecution and maintenance of such patent application. [***] shall control patent prosecution and maintenance thereof and [***]. [***].

(b)	[***] reasonably apprised of the status of the Collaboration Intellectual Property, and at the request of [***] shall copy its designated patent counsel on all prosecution correspondence with Patent Offices and provide it a reasonable opportunity to comment thereon. [***] designated patent counsel with respect to the prosecution of any claims in such Collaboration Intellectual Property relating to [***] and shall reasonably cooperate to effect the filing of one or more separate, divisional or continuation applications to [***].

(c)	If a patent grants or issues [***]; or (ii) a patent application [***] and (iii) neither such [***]. Thereafter, [***] shall control patent prosecution and maintenance thereof and shall pay all costs associated therewith. [***], and at the request [***] shall copy its designated patent counsel on all prosecution correspondence with Patent Offices and provide it a reasonable opportunity to comment thereon. [***].

9.2.2.3	BI Pharma hereby grants and agrees to grant to ELAN a [***] license to BI Pharma’s interest under all [***] solely to [***] the Products [***]. ELAN hereby grants and agrees to grant to BI Pharma [***] license to ELAN’s interest under all [***] ELAN [***]; provided, however, that [***].

9.2.3	Other Improvements

9.2.3.1	Any Improvements that are not [***] shall be defined as “Other Improvements” and shall be [***] by [***], with [***]. Any Other Improvements shall be listed on Appendix 10, hereto, which shall be amended from time to time upon the creation of any additional Other Improvements. For the avoidance of doubt, know-how pertaining to [***] provided, that, notwithstanding the foregoing, BI Pharma may not [***] without ELAN’s prior written consent, which shall not be unreasonably withheld, provided, however, that it shall not be unreasonable to withhold consent for [***].

9.2.3.2	[***] hereby grants and agrees to grant to [***] license to [***] under all Other Improvements developed, conceived or reduced to practice in the performance of this Agreement to [***].

9.2.4	Patent Procedures

9.2.4.1

The Parties shall meet and confer in good faith with regard to (i) establishment and implementation of efforts to pursue patent protection for the [***], including, but not limited to, [***] (ii) patent strategy, if a Party reasonably believes [***](“Combination IP”), to determine whether and how to prosecute such Combination IP. If [***] elects

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

not to pursue, or intends to abandon or not to file or maintain any patent or patent application in any jurisdiction, reasonable notice of which shall be given to [***], [***] shall be entitled to pursue or maintain such patent or patent application related to Project Intellectual Property, as applicable, and [***] agrees to [***] all right, title and interest it may have to such items of intellectual property.

9.2.4.2	The Parties shall be obligated to acquire the [***] shall be borne by the Party that [***] following the [***], provided, that [***] shall have the right to [***], provided, in the event that any such invention is subject to the licenses granted by [***] to [***] hereunder, then not less than [***] prior to notifying [***], [***] shall offer to [***] the right to [***] and, if accepted by [***] within the [***] prior to the intended notification date (or such later date if extended), [***] shall [***], and [***] shall [***] under the [***]. If pursuant to this Agreement, [***] is obliged to [***], [***] shall submit to [***] any draft to determine such [***], or any draft to agree with [***] under the [***] prior to submitting such determination or proposal to [***]. [***] will not unreasonably withhold its consent to such determination or agreement. [***] will not be responsible for any other obligation of [***] under the [***] except as expressly provided by this Agreement.

9.2.4.3	Subject to the terms and conditions contained in this Agreement and except as expressly set forth otherwise in Sections 9.2.1-9.2.3: (i) [***] shall be responsible for filing, prosecution and maintenance of patent applications and patents granted or generated under this Agreement and owned by [***]; (ii) [***] shall be responsible for filing, prosecution and maintenance of patent applications and patents granted or generated under this Agreement and owned by [***]. [***] shall be [***] responsible for filing, prosecution and maintenance of patent applications and patents granted or generated under this Agreement and [***]; (iii) BI Pharma shall keep ELAN and ELAN shall keep BI Pharma reasonably informed about prosecution of any patent applications and maintenance of any patents generated under this Agreement; and (iv) each Party shall provide reasonable assistance to the other Party for any action which may be necessary [***] contemplated by this Section 9.2.4.3.

10.	Confidentiality

Exchange of confidential information by the Parties shall be subject to the terms and conditions of the Confidentiality Agreement; provided, however, the Parties hereby agree that the Confidentiality Agreement shall apply to any (i) BI Pharma Confidential Information and Know-How disclosed by BI Pharma to ELAN; (ii) ELAN Confidential Information and Know-How disclosed by ELAN to BI Pharma; and (iii) any information generated by either party in connection with this Agreement for a period of [***] following the termination or earlier expiration of this Agreement. For the avoidance of doubt, (i) the Disclosing Party with respect to ELAN Intellectual Property and Transferred IP and any information or document or data explicitly set forth herein as being the property of ELAN shall be ELAN; and (ii) the Disclosing Party with respect to BI Pharma Intellectual Property and Collaboration Intellectual Property other than Transferred IP shall be BI Pharma.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Nothing in this Agreement or the Confidentiality Agreement shall be construed to restrict the Parties from disclosing any information as required by mandatory law or court order or other governmental order or request, provided in each case the Party requested to make such disclosure shall timely inform the other Party and use all reasonable efforts to limit the disclosure and maintain the confidentiality of such information to the extent possible, if it comprises BI Pharma Confidential Information and Know-How or ELAN Confidential Information and Know-How. In addition, the Party proposing to make such disclosure shall permit the other Party to attempt to limit such disclosure by appropriate legal means.

Notwithstanding any provisions set forth in the Confidentiality Agreement to the contrary, a Party may make such disclosures of the other Party’s Confidential Information and Know-How, to governmental entities to the extent reasonably necessary in connection with pursuit of intellectual property procurement and protection, development and commercialization activities related to the Products, and applications and approvals to use and sell the Products. Moreover, upon BI Pharma’s prior written approval, which shall not be unreasonably withheld or delayed, ELAN may disclose BI Pharma Confidential Information and Know-How to entities with whom ELAN has (or may have in the future) a marketing and/or development collaboration for the Products and who have a specific need to know such information and who are bound by reasonable obligations of confidentiality and restrictions on use.

11.	Term and Termination

11.1	Term

This Agreement shall take effect as of the Effective Date and shall continue until terminated.

11.2	Right to Terminate a Specific Project

11.2.1	Except as set forth below, ELAN in its sole discretion may terminate a specific Project upon [***] prior written notice to BI Pharma. However, this shall not apply to specific tasks that require a specific firm order period (for example, development activities, which require a certain lead time or firmly ordered clinical supply runs).

In case of a deletion or a delay of a [***] or [***] campaign the following provision will apply:

11.2.2	If BI Pharma gets notice in writing of a deletion or a delay of a [***] or [***] campaign [***] in advance of [***] cancellation fee will occur with the exception of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2.3	In case of a cancellation less than [***] prior to the [***] will be charged to ELAN if the slot cannot be used for another project. Such fee will include the raw materials. Long lead items such as [***] will be outlined in the work scope and cost estimate separately.

11.2.4	Provided that BI Pharma shall have first followed the dispute resolution procedures set forth in Section 12.8, BI Pharma may terminate a specific Project upon [***] prior written notice to ELAN if at any stage of a Project:

(i)	BI Pharma reasonably believes it will not be possible to carry out a specific Project for scientific or technical reasons or

(ii)	the Parties cannot agree on any material changes or amendments to the scope of the respective Project Plan of this Agreement pursuant to Section 2.6.

11.3	Termination of this Agreement

This Agreement may be terminated by ELAN by written notice to BI Pharma with a notice period of [***].

11.4	Termination of this Agreement for Material Breach

This Agreement may be terminated at once by written notice by either Party, if the other Party breaches this Agreement in any material manner and shall have failed to remedy such default within [***] after written notice thereof from the terminating Party, provided that the terminating party shall have first followed the dispute resolution procedures set forth in Section 12.8, and provided further that BI Pharma shall continue to provide transitionary services [***]. However, in case of an adjudication by a court of or agreement by the Parties about a material breach by ELAN, ELAN shall [***].

11.5	Effect of Termination

11.5.1	In the event of termination as set forth in Section 11.2, [***] BI Pharma shall [***] For the avoidance of doubt, this Section shall not apply to [***]. The same shall be outlined in the Project Plan.

11.5.2	Upon the termination of this Agreement or a specific Project by either Party at the request of ELAN, BI Pharma shall [***] at ELAN’s request to ELAN or a party nominated by ELAN at ELAN’s cost and shall promptly return all ELAN Confidential Information and Know-How to ELAN; except for a copy and/or sample of each material for documentation purposes only. Except for the foregoing, BI Pharma’s responsibility to [***] after expiration or termination of the respective Project or this Agreement. At the request of ELAN, BI Pharma shall ship all investments and raw material purchased in the course of the Project and paid by ELAN to ELAN.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.5.3	Technology Transfer
Upon (i) termination by either Party or during the notice period regarding termination of this Agreement or a Project, (ii) at any time at ELAN’s sole discretion during the pendency of this Agreement or a Project or (iii) on approaching expiry of this Agreement, ELAN may by written notice to BI Pharma seek assistance from BI Pharma with respect to the transfer to another manufacturer (“CMO”) of the [***] and any associated Technology solely for the purpose of manufacturing Product (“Technology Transfer”). Following BI Pharma’s receipt of such notice, the Parties will establish, in good faith, a schedule and plan to enable a knowledgeable manufacturer to continue manufacture of Product consistent with then current industry standards for effecting such transfer and BI Pharma will thereafter co-operate with ELAN in implementing such plan. However, it is understood by ELAN that BI Pharma cannot guarantee that such Technology Transfer will lead to the successful implementation of the process at ELAN or its named CMO.

11.5.3.1 As part of the Technology Transfer, BI Pharma will (i) transfer to the manufacturer or ELAN, as ELAN directs, all Technology, know-how and information necessary for performing the Process by a party skilled in the art of biotechnology processing (ii) make available for collection, subject to any regulatory obligations, all [***] generated pursuant to the this Agreement and the Projects up to the date of termination or expiry, i.e. batch records, development reports and production process documentation, and (iii) transfer, or if transfer cannot reasonably be performed, make available, to ELAN and its Affiliates and licensees and any applicable regulatory agencies, all other documentation reasonably necessary for clinical testing and commercialization of the Product.

11.5.3.2 The obligations on BI Pharma in respect of the Technology Transfer shall be exercisable by ELAN within a period beginning [***] prior to the date of termination or expiry (whichever is the earlier) and ending [***] after the date of termination or expiry (whichever is the earlier).

11.5.3.3 The foregoing Technology Transfer shall be limited capacitywise to [***] full time equivalents (FTE) for [***] working days, which may be used in the period set forth above. Thereafter, ELAN shall pay [***] and all other costs shall be charged as agreed.

11.5.3.4 ELAN shall enter into a written sublicense and confidentiality agreement with the CMO containing terms [***] and shall be responsible for any for any breach of the provisions of this Agreement by the CMO.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.5.3.5 ELAN shall pay to BI Pharma a fee for the Technology Transfer in an amount of [***] Euro (Euro [***]) if a total of less than [***] runs of clinical supply (“Clinical Campaign”) has taken place, which fee shall be [***] that has taken place and been paid for by ELAN for the specific Project.

11.5.4	In case of an adjudication by a court of or agreement by the Parties about a material breach by ELAN and except to the extent required to make use of the Technology Transfer:

11.5.4.1 ELAN shall promptly return all BI Pharma Confidential Information and Know-How to BI Pharma, except for a single copy and/or sample for documentation purposes only; and

11.5.4.2 all licenses granted by BI Pharma under this Agreement shall be null and void and ELAN shall not be entitled to further use BI Pharma Confidential Information and Know-How.

11.5.5	Surviving Provisions:

As far as not expressly set forth in this Agreement the following provisions of this Agreement shall survive the termination or expiration of this Agreement: 1, 5, 6, 7, 8, 9, 10, 11, 12.

12.	Miscellaneous

12.1	Force Majeure

Neither Party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labour disputes of whatever nature or any other reason beyond the control of either Party.

12.2	Conflict

In case of a conflict between this Agreement and any of its Appendices, including any applicable Project Plan, this Agreement shall prevail, except as expressly determined differently in an amendment to this Agreement. For the avoidance of doubt, any modification to or amendment of the Specifications shall only be effective upon and amendment of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.3	Publicity

No press release or other form of publicity regarding a Project or this Agreement shall be permitted by either Party to be published unless both Parties have indicated their consent to the form of the release in writing. Nothing in this Section shall prevent the Parties from disclosing this Agreement, if and as far as required by applicable laws, rules or regulations. However, the disclosing Party shall inform the other Party well in advance whenever reasonably possible and shall provide the opportunity to comment on such required disclosure (e.g. under SEC rules).

12.4	Notices

Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid or (iii) delivered by facsimile with immediate confirmation of receipt, to the addresses or facsimile numbers set forth below:

If to BI Pharma:

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Straße 65

88397 Biberach an der Riss

Germany

Attention: [***]

Fax: [***]

If to EPIL:

Elan Pharma International Limited

Treasury Building

Lower Grand Canal Street

Dublin 2

Ireland

Attention: Secretary

Fax: [***]

With a copy to:

Elan Pharmaceuticals, Inc.

800 Gateway Boulevard

South San Francisco, CA 94080

USA

Attention: Sr. VP Legal

Fax: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to Neotope:

Neotope Biosciences Limited

Monksland

Athlone, County Westmeath Ireland

Attention: Director

Fax: [***]

With a copy to:

Neotope Biosciences, a division of Elan

Pharmaceuticals, Inc.

650 Gateway Boulevard

South San Francisco, CA 94080

USA

Attention: Legal Counsel

Fax: [***]

12.5	Applicable Law and Jurisdiction

This Agreement shall be exclusively governed by and construed in accordance with the laws of [***] without regard to its conflict of laws provisions.

The Parties agree that all disputes that may not be resolved amicably between the Parties arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) by [***] appointed in accordance with said rules. The exclusive place of arbitration shall be [***] and the proceedings shall be conducted in the English language.

In such arbitration, the arbitrators shall apply the [***]. The award for arbitration shall be final and binding and may be enforced in any court of competent jurisdiction against BI Pharma or ELAN.

The Parties further agree that

(a)	except as may be otherwise required by law, neither Party, its witnesses, or the arbitrators may disclose the existence, content, results of the arbitration hereunder without prior written consent of both Parties; and

(b)	neither Party shall be required to [***] except as permitted or required pursuant to [***]; and

(c)	[***]; and

(d)	no arbitrator shall be an employee, director or shareholder of either Party or any of their affiliated companies but each shall have experience in the pharmaceutical industry. The chairman shall [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.6	Waiver

No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

12.7	Severability

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect. The Parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid and enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

12.8	Dispute Resolution

If the Dispute is not resolved by the Steering Committee, then before resorting to litigation, unless emergency relief is required by either Party when either Party shall be free to resort to litigation, the Parties shall use their reasonable efforts to negotiate in good faith and settle amicably the Dispute. If the Dispute cannot be settled through negotiations by appropriate representatives of each of the Parties, either Party may give to the other a notice in writing (a “Dispute Notice”). Within [***] of the Dispute Notice being given the Parties shall each refer the Dispute to their respective Chief Executive Officers who shall meet in order to attempt to resolve the dispute. If within [***] of the Dispute Notice (i) the Dispute is not settled by agreement in writing between the Parties or (ii) the Parties have failed to discuss the Dispute or use good faith negotiations, the Dispute may be submitted to and finally be settled by the competent court. Nothing in this Agreement shall prohibit (nor force) the Parties to submit to any other dispute resolution forums as they may between themselves subsequently agree.

12.9	Assignment

This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either Party. However, BI Pharma may assign this Agreement to its Affiliates, and ELAN may assign this Agreement in its entirety or one or more specific Project Plans to its Affiliates or to a third party in connection with the transfer or sale of all or substantially all of the assets relating to the subject matter of this Agreement or the subject Project Plans, or in the event of a change in control, merger, acquisition, consolidation or similar transaction, provided, that the Parties agree that the activities under this Agreement shall be performed at the Biberach Facility, subject to Section 11.5.3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

Dublin, June 24, 2010	Biberach, June 23, 2010

ELAN Pharma International Limited	Boehringer Ingelheim Pharma GmbH & Co. KG
	ppa.	ppa.

/s/ William Daniel	/s/ Uwe Buecheler	/s/ Hans Michelberger
	Dr. Uwe Buecheler	Dr. Hans Michelberger
	SVP Biopharmaceuticals	VP Legal Germany

Athlone, June 24, 2010

Neotope Biosciences Limited

/s/ William Daniel

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

List of Appendices:

Appendix 1:	not applicable

Appendix 2:	Project Plan including Project Timeline, Payment Schedule and ELAN Materials

Appendix 3:	Members of the Project Team & Steering Committee

Appendix 4:	Draft Conditions for Use of BI HEX® Cell Line

Appendix 5:	General Policy regarding BI Pharma Confidential Information and Know-How

Appendix 6:	Quality Assurance Agreement

Appendix 7:	7.1 Development of Commercial Process and 7.2 Basic Terms for Commercial Manufacture

Appendix 8:	BI Pharma Template for Final Report(s)

Appendix 9:	Specifications, incl. shipping and packing instructions agreed by the Parties (to be attached upon agreement of the Parties)

Appendix 10:	Other Improvements

Appendix 11:	Certain BI Pharma patents and patent applications relating to and/or describing the “BI Pharma Contribution”

Appendix 12:	Certain ELAN patents and patent applications relating to and/or describing the “ELAN Contribution”

Appendix 13:	Bill and Hold Provisions

Appendix 14:	Mutual Confidentiality Agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2

Project Plan including Project Timeline, Payment Schedule and ELAN Materials

for

[***] Antibody

Cell Line Development BI HEX®

Process Development

Drug Product manufacturing

Supply of clinical grade product

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.	[no text for this level]

1.1.	Development of BIP high expression cell line [***]

Time frame:	[***]
Total cost:	[***]

1.2.	Development of BIP high expression cell line [***]

Cell Transfection and Screening

[***]

Time frame:	[***]
Total cost:	[***]

[***]

1.3.	Adaptation of analytical testing

Establish Analytical and QC Test Methods

[***]

Time frame:	[***]
Total cost:	[***]

[***]

Documentation and Progress Reporting of Cell Transfections

[***]

1.4.	Material Produced from Stable Transfectant Pools

[***]

Time frame:	[***]
Total cost:	[***]

1.5.	Development of BIP high expression cell line [***]

[***]

Time frame:	[***]
Total cost:	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Documentation and Progress Reporting of [***]

[***]

1.6.	Deliverables

Elan → BIP

[***]

BIP → Elan

[***]

2.	Drug Substance Manufacturing

[***]

2.1.	Antibody Function Assay(s)

[***]

Time frame:	[***]
Total cost:	[***]

2.2.	Application and Fixation of platform process at [80 L] scale

[***]

Time frame:	[***]
Total cost:	[***]

2.3.	Consolidation of a scaleable process at [***] scale

[***]

Time frame:	[***]
Cost per run incl. filling:	[***]
Total cost [***]:	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

2.4.	Explorative stability testing of Drug Product (DP) out of [***] scale

[***]

Analytical methods for stability testing	DS	DP
[***]

[***]

Time frame:	[***]
Cost per lot:	[***]
Total Cost [***]:	[***]

2.5.	Establishing of a Master Cell Bank (MCB)

[***]

Time frame:	[***]
Total cost:	[***]

2.6.	Scale-up and GMP manufacturing at [***] or [***] scale

[***]

2.6.1.	Ordering of long lead chromatography material (resins) for downstream process at [***] or [***] scale

[***]

Time frame:	[***]
Scale:	[***]	[***]
Cost estimate:	[***]	[***]

2.6.2.	Scale-up to pilot scale [***] or [***]

[***]

2.6.3.	Manufacturing of [***] material for supply of clinical trials

2.6.3.1	Manufacturing scale [***]

¡	Production assumptions: [***]

Time frame:	[***]
Cost per [***] run:	[***]
Total cost [***] campaign [***]:	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

Additional runs at [***] scale for clinical supply can be manufactured at a campaign basis of [***] runs.

or

2.6.3.2	Manufacturing scale [***]

¡	Production assumptions: [***]

Time frame:	[***]
Cost per [***] run:	[***]
Total cost [***] campaign: [***]:	[***]

Additional runs at [***] scale for clinical supply can be manufactured at a campaign basis of [***] runs.

2.7.	Analytical Characterization of Pre-Clinical and Clinical Batches

[***]

Analytical methods for release testing	DS	DP
[***]

2.7.1.	Stability program of Bulk Drug Substance

[***]

Time frame:	[***]
Cost [***]: [***]	[***]

2.7.2.	Virus removal validation

[***]

Time frame:	[***]
Total cost:	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

2.7.3.	DNA removal validation

[***]

Time frame:	[***]
Total cost:	[***]

2.8.	Establishing CMC part for IND filing

[***]

Time frame:	[***]
Total cost:	[***]

2.9.	Deliverables

[***]

Drug Product Section in addition to the Vendor Evaluation A and B

3.	Drug Product Manufacturing and DP Stability Studies

[***]

3.1.	Confirm Filling Performance Under Scaleable Process Conditions

[***]

Time frame:	[***]
Total cost:	[***]

[***]

3.2.	Manufacturing of one liquid fill into vials under GMP conditions at technical scale

[***]

Time frame:	[***]
Total cost one fill:	[***]

[***]

3.3.	Stability testing of Drug Product

(Material out of [***] scale)

[***]

Time frame:	[***]
Cost per lot:	[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.4.	Comparability testing of BDS and DP

[***]

Time frame:	[***]
Total cost:	[***]

[***]

3.5.	Deliverables

[***]

Project Timeline

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.	Cost of services

No.	Work package	Total Cost
1.	Cell Line Development
[***]
2.	Drug Substance Manufacturing
[***]
3.	Drug Product Manufacturing and DP Stability Studies
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 3

Members of the Project Team & Steering Committee

Steering Committee

ELAN	Boehringer Ingelheim
[***]	[***]

Project Team

ELAN	Boehringer Ingelheim
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 4

Draft Conditions for Use of BI HEX® Cell Line

If the Customer receives a license to manufacture or have manufactured any Product by using the [***] cell line (hereinafter called “BI HEX® Cell Line”) or any cells derived thereof, the following terms and conditions shall be part of the license grant:

1.	Grant:

Subject to the adherence of the Customer to the agreements entered into with BOEHRINGER INGELHEIM and to the provisions set forth in Section 2 and 3 below, BOEHRINGER INGELHEIM grants to Customer an [***] to use the BI HEX® Cell Line modified specifically for Customer during the development of the manufacturing process to produce the Product (hereinafter the “Cell Line”)

•	only to the extent necessary, and

•	for the sole purpose, and

•	to the extent incorporating BOEHRINGER INGELHEIM Technology

to [***] the Product [***] using the Cell Line. Any sublicense shall be in line with the scope of the license as set forth in the relevant agreement.

[***]

2.	Milestone-payments:

[***]

It is understood that the milestone payments are only due once a milestone has been reached by using the Cell Line and manufacture of clinical trial material has not occurred at BOEHRINGER INGELHEIM.

For the avoidance of doubt, no milestone payments have to be paid if BOEHRINGER INGELHEIM is engaged with the manufacture of the respective Product for clinical trials and commercial Product.

3.	Royalties:

If a third party, other than BOEHRINGER INGELHEIM and / or its Affiliates manufactures the Product for commercial use, a royalty of [***] shall be paid to BOEHRINGER INGELHEIM. If BOEHRINGER INGELHEIM and / or its Affiliates will manufacture the Product for an initial term of [***] royalty payments will occur during the contract term and thereafter.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.	Terms

The license according to Section 1 shall last until expiration of the last valid patent claim in a respective territory or for a period of [***] after first commercialization of the Product whichever term is longer. Payments according to Sections 2 and 3 shall not be affected.

5.	Warranty:

Any license (e.g. BI HEX® Cell Line, Cell Line, Technology, etc.) is granted in the condition “as it is” without any warranty of any kind, express or implied.

6.	Liability:

Except for willful misconduct, for which there shall be no limitation, the liability and / or indemnification obligation of BOEHRINGER INGELHEIM is limited, as further specified below:

In case of third party claims regarding patent infringements relating to the BI HEX® Cell Line, [***].

Any and all liability and / or indemnification obligations of BOEHRINGER INGELHEIM for consequential, incidental or special damages are excluded.

In case of any direct damages of the Customer, BOEHRINGER INGELHEIM’s liability is limited to the [***].

Furthermore, the Customer will indemnify and hold harmless BOEHRINGER INGELHEIM against any third party claims.

BOEHRINGER INGELHEIM will [***] under an agreement with Customer, such limitation shall only apply to the extent BOEHRINGER INGELHEIM is, at the effective date of the agreement with Customer, to the best of its knowledge, not aware of any third party rights that will affect BOEHRINGER INGELHEIM’s s work under such agreement.

7.	Governing law and Jurisdiction of the license:

[***] and competent court for [***], No reference to conflict of laws provisions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 5

General Policy regarding BI Pharma Confidential Information and Know-How

BI Pharma represents a bench mark in Biopharmaceuticals and has to keep certain trade secrets to maintain its leading position in this technology

As a consequence the following policy has been issued:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 6

Exemplary Non-Binding Terms for

Quality (Assurance) Agreement

on the

Manufacturing of [fill in name] Drug Substance and Drug Product for Clinical Trials Phase(s) [fill in]

between

[fill in Client name and address]

(hereinafter called “CLIENT”)

and

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Str. 65

88397 Biberach an der Riss

Germany

(hereinafter called “BIP”).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.	General		4
	1.1.	Purpose / Contents of this Agreement	4
	1.2.	Main Agreement and this Quality Agreement	4
2.	Definitions		4
	2.1.	General	4
	2.2.	Agreement or Quality Agreement	4
	2.3.	cGMP	4
	2.4.	CoC	4
	2.5.	Critical Raw Materials	4
	2.6.	Drug Product	4
	2.7.	Drug Substance	4
	2.8.	IPC	5
	2.9.	Lot Genealogy	5
	2.10.	Main Agreement	5
	2.11.	OoS	5
	2.12.	Party/Parties	5
	2.13.	Process	5
	2.14.	Product	5
	2.15.	Raw Materials	5
	2.16.	Regulatory Relevant Changes	5
	2.17.	Significant Deviation	5
	2.18.	Specifications	5
3.	Effective Date		6
4.	Confidentiality		6
5.	Applicable Regulations		6
6.	Subcontracting		6
7.	Others		6
	7.1.	Facilities and Equipment	6
	7.2.	Raw Materials	6
	7.3.	Change Control	7
	7.4.	Deviation Handling	7
	7.5.	Production Systems	7
	7.6.	Laboratory Control Systems	7
8.	Product Release and Documentation		2
	8.1.	Manufacturer’s Release by BIP	2
	8.2.	Final Release by CLIENT	2
	8.3.	Shipment and Quarantine Shipment	2
	8.4.	Documentation and Sample Retention	2
9.	Audits / Inspections / Contacts		3
	9.1.	Audits by CLIENT	3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	9.2.	Inspections by Regulatory Agencies	3
	9.3.	Regulatory Agency Contacts	3
10.	Complaint Handling		4
11.	Recalls		4
12.	Inconsistencies between Agreements		4
13.	Amendments or Supplements		4
14.	Communications/List of Contact Persons		4
List of Appendices			4
Signatures			5

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.	General

1.1.	Purpose / Contents of this Agreement

The purpose of this Quality Agreement is to define the roles and responsibilities between CLIENT and BIP to establish quality requirements for [fill in name] Drug Product manufacturing for clinical trials phase(s) [fill in].

BIP is responsible for manufacturing of Product.

1.2.	Main Agreement and this Quality Agreement

This Quality Agreement is intended to be an integral part and Appendix of the Main Agreement as defined herein.

2.	Definitions

2.1.	General

Unless otherwise defined in this Agreement the definitions of the Main Agreement shall apply also to this Agreement.

2.2.	Agreement or Quality Agreement

shall mean this quality agreement by and between the Parties.

2.3.	cGMP

means current Good Manufacturing Practices

2.4.	CoC

means Confirmation of Conformance, confirming that the Product was manufactured according cGMP-rules and Product related deviations / investigations including environmental monitoring are finalized.

2.5.	Critical Raw Materials

means Product-specific Raw Materials defined in Appendix 4

2.6.	Drug Product

means the final dosage form containing the Drug Substance formulated with excipients.

2.7.	Drug Substance

means the active ingredient that is subsequently formulated with excipients and used to produce the Drug Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.8.	IPC

means In Process Control.

2.9.	Lot Genealogy

means a scheme depicting the origins of a biopharmaceutical batch (Drug Substance or Drug Product) taking into consideration specific operations like splitting and pooling.

2.10.	Main Agreement

means the Clinical Supply Agreement dated as of [fill in date]

2.11.	OoS

means Out of Specification.

2.12.	Party/Parties

shall mean CLIENT and/or BIP as the circumstance requires.

2.13.	Process

means a single operation or a number of operations involved in the preparation of the Product.

2.14.	Product

shall mean [fill in name] Drug Substance or Drug Product

2.15.	Raw Materials

means all materials including Critical Raw Materials used to manufacture the Product. Packaging Raw Materials and Consumables, which are not present in the Drug Product are excluded

2.16.	Regulatory Relevant Changes

means changes with a potential impact on Product quality or regulatory commitments.

2.17.	Significant Deviation

means a deviation with a potential impact on Product quality or regulatory documents.

2.18.	Specifications

means a list of tests and acceptance criteria, with which the Product or materials used or obtained during manufacturing Process have to conform. Specifications for the manufacturer’s release of Drug Substance and Drug Product are attached as Appendix 3 to this Quality Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.	Effective Date

This Agreement becomes effective at the date of the last signature.

4.	Confidentiality

The provisions of the Main Agreement apply.

5.	Applicable Regulations

The Parties shall ensure that the Product is manufactured and quality controlled in compliance with the technical information provided by CLIENT, the current GMP rules and local law and regulations applicable at the site of the corresponding activities.

6.	Subcontracting

Any subcontracting, related to the activities described later in this Agreement, requires the prior approval of CLIENT and a contractual agreement between BIP and the respective subcontractor.

7.	Others

7.1.	Facilities and Equipment

For all manufacturing, testing, packaging, storage, equipment and facilities, as applicable, BIP will operate according to written, approved procedures for equipment qualification, preventative maintenance, instrument calibration, computer validation and cleaning, including revalidation requirements.

BIP is responsible for maintaining records of equipment usage, cleaning and any maintenance / calibration performed.

7.2.	Raw Materials

CLIENT is responsible for the safe and secure shipment of any Raw Materials that CLIENT provides to BIP. CLIENT must provide Material Safety Data Sheets (MSDS) and shall insure that for Raw Materials released by CLIENT Quality Assurance, BIP receives the necessary documentation of the material release.

If BIP provides or procures Raw Materials as part of their contracted services, BIP will obtain those from a qualified or specified manufacturer. BIP will ensure that a Certificate of Analysis or equivalent is obtained with each lot of Raw Material purchased. Specifications for Critical Raw Materials (Appendix 4) will be agreed to by CLIENT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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BIP will store all Raw Materials and CLIENT Product in a secure location under appropriate conditions.

7.3.	Change Control

BIP will have a Change Control Procedure in place to address changes to BIP’s systems, facilities, Processes and Master Batch Records. BIP will provide CLIENT with Process Descriptions containing all relevant information necessary for IND and / or IMPD submission. The Process Descriptions will be subject to BIP’s Change Control Procedure and will reflect regulatory relevant changes to BIP’s Processes and procedures relating to CLIENT Product. BIP’s Quality Assurance Unit will approve Master Batch Records and insure all information is in accordance with the Process Descriptions approved by CLIENT. Changes in Master Batch Records that are significant enough to require a change in the corresponding Process Description will trigger a Process Description Change and approval by CLIENT prior to an Master Batch Record change. Requested Changes shall be communicated to the other Party using the Change Permit Form (Appendix 5).

7.4.	Deviation Handling

BIP will maintain a documented system for handling Deviations, Deviation Investigations, Out-of-Specification Results and Corrective Actions. CLIENT must approve in writing any Significant Deviation from BIP’s internal Specifications or standard operating procedures affecting CLIENT Product, such approval shall not be unreasonably withheld or delayed.

BIP will provide additional information that CLIENT deems necessary to support the conclusions of the investigation. It is the responsibility of BIP to ensure that all Deviations are investigated, documented, and approved prior to release of a Product lot.

7.5.	Production Systems

Manufacture of clinical batches of Product will be done at BIP’s pharmaceutical manufacturing facility and will occur on a campaign basis. BIP will use procedures for manufacturing and control of Product set forth in the Master Batch Records according to Process Descriptions approved by CLIENT. BIP’s Quality Assurance organisation will review the completed documentation and confirm that all activities were carried out in accordance with Process instructions and cGMPs.

7.6.	Laboratory Control Systems

BIP will notify CLIENT of all confirmed OOS results and corresponding investigations as soon as possible. Each investigation will be reviewed and approved by BIP’s designated Quality Assurance personnel. BIP will forward all documentation relating to investigations regarding confirmed OOS results for CLIENT’s approval prior to batch release at BIP.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.	Product Release and Documentation

8.1.	Manufacturer’s Release by BIP

BIP shall be responsible for release of Product batches to CLIENT (manufacturer’s release) confirming that each Batch supplied is in full accordance with the relevant Specifications. CLIENT and BIP will mutually approve in writing all IPC, manufacturer’s release and stability Specifications for Product. Manufacturer’s release Specifications for Drug Substance and Drug Product are defined in Appendix 3.

BIP shall prepare a Confirmation of cGMP Compliance (CoC) and a Certificate of Analysis (CoA) for each lot of Product. BIP shall provide CLIENT with a release documentation package for each lot of Product consisting of CoC, CoA, Lot Genealogy and a Deviation summary. The release documentation package shall be provided to CLIENT prior to BIP shipment of any lot, unless otherwise mutually agreed.

8.2.	Final Release by CLIENT

CLIENT shall be responsible for the final release of the Product based on BIP’s release documentation and their review of BIP’s Batch Records. Upon reasonable request BIP shall provide CLIENT on-site access for review of the executed Batch Records. CLIENT is permitted to perform one on-site Batch Record Review per campaign with mutually agreed upon timing and schedule. The team conducting such on-site Batch Record Reviews should consist of not more than [***] persons belonging to CLIENT that are bound to confidentiality and non-use obligations as between the parties.

8.3.	Shipment and Quarantine Shipment

BIP shall insure that the transport packaging and the shipping documentation of the Product is in accordance with the shipment instructions (if any) set forth in the corresponding Main Agreement. The shipment of Product to CLIENT or its contractual partners, post manufacturer’s release at BIP, is CLIENT’s sole responsibility ([***] conditions).

Product may be shipped exceptionally to CLIENT prior to BIP’s manufacturer’s release. As a prerequisite CLIENT must provide BIP with an “Authorisation for shipment under quarantine” (Appendix 2) signed by the quality organisation of CLIENT.

8.4.	Documentation and Sample Retention

BIP shall be responsible for ensuring that all relevant data is recorded according to the requirements of cGMP and their internal SOPs and retained in a secure and retrievable manner. At the end of BIP’s retention period, the data may be returned to CLIENT but must not be destroyed without the written prior agreement from CLIENT. BIP is responsible for sampling and storing reserve samples under controlled conditions as agreed to by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.	Audits / Inspections / Contacts

9.1.	Audits by CLIENT

CLIENT shall be entitled to audit all areas on the BIP facility relevant for the contracted service during normal business hours. CLIENT shall give BIP at least [***] prior written notice on its audit. One routine audit with mutually agreed upon timing and schedule is permitted per year. The audit team should consist of not more than [***].

Should in a given year no manufacture of Product take place no audit shall be conducted. BIP allows CLIENT to observe operations related to Product manufacturing and testing provided BIP’s other customer’s confidentiality is respected. A written response including expected time lines for corrective actions to all audit findings that require corrective actions will be provided by BIP following receipt of the audit report.

9.2.	Inspections by Regulatory Agencies

BIP agrees to inform CLIENT in advance as soon as reasonably possible of any inspections by Regulatory Agencies related to the Product and about any observations with potential influence on the quality of the Product.

9.3.	Regulatory Agency Contacts

Any observations, reports or warning letters from a regulatory agency resulting from an inspection that directly affect an CLIENT Product will be communicated to CLIENT by BIP as soon as reasonably possible after BIP’s receipt of the observations, warning letters and reports.

Prior to making any commitment to a regulatory agency regarding an CLIENT Product as a result of a regulatory inspection of BIP each Party must obtain the other Party’s review and approval of the proposed commitment.

BIP will provide a list or copies of all documents directly related to an CLIENT Product shared with a regulatory agency during any inspection.

BIP shall be entitled to attend teleconferences and meetings between CLIENT and Regulatory Agencies where there are specific agenda items regarding BIP activities and Facilities.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.	Complaint Handling

CLIENT will be responsible for handling and evaluating customer complaints with respect to the manufacture, testing, stability, safety, effectiveness and packaging of Product. If a complaint relates to the activities or Processes carried out or controlled by BIP, BIP will be notified by CLIENT and will investigate and evaluate the complaint. BIP will notify CLIENT of the results of a complaint inspection and evaluation in writing within a time period jointly agreed upon. CLIENT shall be responsible for the final reply to the complainant.

11.	Recalls

Product recalls will be the responsibility of CLIENT. All communications to the regulatory agencies will be the sole responsibility of CLIENT. CLIENT will notify BIP prior to approaching any regulatory agencies in connection with a Product recall.

12.	Inconsistencies between Agreements

This Agreement and its annexes supplement the Main Agreement. Provided any inconsistencies exist between this Agreement and the Main Agreement, the latter shall prevail.

13.	Amendments or Supplements

Any amendment or supplement to this Agreement shall be documented and approved in writing by both Parties.

14.	Communications/List of Contact Persons

Any and all communication shall take place by and through the contact persons named by the Parties. The current list of contact persons is attached hereto as

Appendix 1 and shall be updated as necessary via amendment to this Agreement.

List of Appendices

Appendix 1: List of Contact Persons

Appendix 2: Authorization for Shipment under Quarantine

Appendix 3: Manufacturer’s Release Specifications

Appendix 4: List of Critical Raw Materials

Appendix 5: Change Permit Form

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Signatures

Agreed by the Parties through their authorized signatories:-

CLIENT

Date / Signature

Date / Signature

Boehringer Ingelheim Pharma GmbH & Co. KG (BIP)

Date / Signature (Dr. Hans Michelberger, VP Legal Germany)

Date / Signature (Dr. Gerd Benirschke, VP Quality & Compliance)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 1

List of Contact Persons

Contact for	Function	BIP	CLIENT

• Scale-up / GMP-Manufacturing		[***]	Name e-mail: Tel.:

• Analytics	QC	[***]	Name e-mail: Tel.:

• Batch Release	Local QP	[***]	Name e-mail: Tel.:

• Quality Assurance	QA	[***]	Name e-mail: Tel.:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 2

Authorisation for Shipment under Quarantine

General Information
Product Name:
Manufacturing stage:	Drug Substance ☐ Drug Product ☐
Batch no:

Quantity:

Order no:

Estimated release date:

CLIENT Approval

CLIENT herewith confirms that the above mentioned material will not be used in humans until it has been fully released by BOEHRINGER INGELHEIM and CLIENT Quality Operations.

CLIENT Quality Assurance (Date / Signature)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 3

Manufacturer’s Release Specifications

Drug Product

Test methods and acceptance criteria for [fill in name] Drug Product for manufacturer’s release

Test Method	Document #	Acceptance Criteria

Drug Substance

Test methods and acceptance criteria for [fill in name] Drug Substance for manufacturer’s release

Test Method	Document #	Acceptance Criteria

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 4

List of Critical Raw Materials

Acceptance Criteria

1

2

3

4

5

6

7

8

9

10

11

12

13

14

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 5

CHANGE PERMIT FORM

Part A — Change Request

Organization Requesting the Change: ☐ BOEHRINGER INGELHEIM ☐ CLIENT	Name & Title of Requesting Individual:	Date of Submission:

Product / Material:	☐ [fill in name] ☐ Raw Material ☐ Other:

Description of Proposed Change:	☐ Process / Material Change with Document Impact ☐ Document Change(s) only ☐ New Document(s) ☐ Other:

Impacted Document(s): Document Number ____________________________ / ____________________________ / ____________________________ /	Title ____________________________ ____________________________ ____________________________	Revision (From / To)

Reason for Change and Supporting Documentation:	☐ Environmental, Health & Safety ☐ Quality Improvement ☐ Adjustment to requirements of pharmacopoeia ☐ Cost Savings ☐ Other:

Attachments:	☐ Final Draft ☐ List of Changes ☐ Other:

Comments:

QA Signature / Date:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 5

CHANGE PERMIT FORM, continued

Part B — Change Review and Determination

Date of Receipt:
(Signature of QA Representative and Date)
Regulatory Impact Assessment (determined by CLIENT):

☐ Major	☐ Minor	☐ None

QA Approval of proposed Changes:

Herewith CLIENT agrees with the aforementioned Change(s) and the implementation at BOEHRINGER INGELHEIM

____________________________________________

(Signature of QA Representative and Date)

➢ Return signed Change Permit Form to BOEHRINGER INGELHEIM QA

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 7.1

Development of Commercial Process

Non-Binding Proposal

by Boehringer Ingelheim Pharma GmbH & Co. KG (BIP)

for

[***] Antibody

Development of Commercial Process

Clinical Supply for Phase II and III

Process Validation

Regulatory Filing

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.	Development of a Commercial Process at Small Scale and Fixation at [***] Scale

1.1.	Establishing and Characterization of a Working Cell Bank (WCB)

¡	[***]

Time frame:	[***]
Total Cost:	[***]

1.2.	Limit of In Vitro Cell Age (LCA) Study

[***]

Time frame:	[***]
Total Cost:	[***]

1.3.	Development of a Commercial Process on the Basis of BIP’s Platform Process

[***]

Time frame:	[***]
Total Cost:	[***]

1.4.	Development and Establishing of a Commercial Liquid Formulation

[***]

Time frame:	[***]
Total Cost:	[***]

1.5.	Establishing of Filling Process at Technical Scale

[***]

Time frame:	[***]
Total Cost:	[***]

1.6.	Consolidation of Fermentation and Purification Process Format at [***] Scale

¡	[***]

Time frame:	[***]
Cost per run:	[***]
Total Cost:	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.7.	Validation of Analytical Methods

[***]

Time frame:	[***]
Total Cost:	[***]

1.8.	Explorative Stability Testing of Drug Product (out of [***] scale)

[***]

Time frame:	[***]
Cost one lot:	[***]
[***]

2.	Scale-up to [***] Scale

2.1.	Ordering of Long Lead Material (Chromatography Resins)

[***]

Time frame:	[***]
Scale:	[***]
Cost estimate:	[***]

[***]

2.2.	Manufacturing of [***] GMP Runs for Clinical Supply

¡	[***]

Time frame:	[***]
Cost per [***] run:	[***]
Total Cost:	[***]

[***]

2.3.	Stability Testing of Bulk Drug Substance (out of [2,000 L] scale)

[***]

Time frame:	[***]
Cost one lot:	[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.4.	Filling of Drug Product for Clinical Supply at Technical Scale

[***]

Time frame:	[***]
Total Cost:	[***]

2.5.	Filling and Qualification of Reference Standard

[***]

Time frame:	[***]
Total Cost:	[***]

3.	Scale-up to Commercial Scale [***]

3.1.	Ordering of Long Lead Material (Chromatography Resins)

[***]

Time frame:	[***]
Scale:	[***]
Cost estimate:	[***]

3.2.	Manufacturing of One (1) Scale-up Transfer Run

[***]

Time frame:	[***]
Total Cost:	[***]

3.3.	Stability Testing of Bulk Drug Substance (out of [***] Transfer Run)

[***]

Time frame:	[***]
Cost one lot:	[***]
[***]

3.4.	Purchase of Dedicated Drug Product Filling Equipment

Time frame:	[***]
Rough cost estimate	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.5.	Establishing of Filling Process at Commercial Scale

¡	[***]

Time frame:	[***]
Rough cost estimate	[***]

4.	Validation of Commercial Process at [***] Scale

4.1.	Manufacturing of [***] Conformance Runs

¡	[***]

Time frame:	[***]
Cost per [***] run:	[***]
Total Cost:	[***]

4.2.	Filling of [***] Drug Product Lots at Commercial Scale

Assumptions:

Vial size:	[***]
Concentration:	[***]
Fill volume:	[***]
Dose per vial:	[***]
Batch Size:	[***]

[***]

Time frame:	[***]
Cost per lot:	[***]
Total Cost:	[***]

[***]

4.3.	Stability Testing of Drug Product (out of [***] Conformance Runs)

[***]

Time frame:	[***]
Cost one lot:	[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.4.	Virus Removal Validation – [***] scale

[***]

Assumption:

[***]

Time frame:	[***]
Total Cost:	[***]

4.5.	DNA Removal Validation – [***] Scale

[***]

Time frame:	[***]
Total Cost:	[***]

4.6.	Comparability Testing

[***]

4.7.	Process Characterization

[***]

4.8.	Process Validation and Establishing of CMC Package ready for FDA/EMA Submission

Time frame:	[***]
Total Cost:	[***]

Project Timeline

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.	Cost of services

No.	Work package	Total Cost
1. Development of a Commercial Process at Small Scale and Fixation of Process at [***] Scale
2. Scale-up to [***] Scale
3. Scale-up to Commercial Scale [***]
4. Validation of Commercial Process at [***] Scale

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 7.2

Basic Terms for Commercial Manufacture

Non-Binding Proposal

by Boehringer Ingelheim Pharma GmbH & Co. KG (BIP)

for

[***] Antibody

Provisions for a Commercial Supply

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.	Provisions for a commercial supply

(to be negotiated between the parties; based on current process assumptions)

1)	Term of Supply Agreement:

Minimum of 5 years after the later of (i) first product launch or (ii) delivery of Drug Product from first [***] commercial GMP run under condition of supply agreement.

2)	Basic production assumptions:

[***]

3)	Maximum Contract Capacity:

The reservation of contract capacity needed is subject for further discussion and has to be committed by Elan and BIP when the Parties intend to conclude a commercial supply agreement. As an assumption for the proposal a capacity request of [***] runs at [***] has been considered. (Subject for further discussion)

4)	Minimum Contract Purchase Obligation:

The annual minimum purchase obligation during commercial supply term shall be an amount of [***] bulk drug substance which will be comparable to approx. [***] runs considering the above stated production assumptions (minimum purchase obligation to be agreed upon).

5)	Final Product:

On Elan’s request BIP will also offer contract services to manufacture Final Product, including sterile liquid filling in vial or syringe, inspection, manufacturer’s release and bulk packaging (unlabeled vials/syringes in a labeled container).

The manufacturing of Finished Product which includes labeling and packaging has to be discussed separately.

6)	Price Formula Bulk Drug Substance:

Price estimate for Bulk Drug Substance is based on the basic production assumptions and the total amount of product ordered per year within the range of the agreed upon capacity reservation.

Based on the basic production assumption (see section 2 above) and on the assumption of a capacity request for min. [***] (equivalent to [***] runs at [***] scale) a commercial supply price at [***] per gram Bulk Drug Substance could be expected.

The commercial supply price does include all raw materials, and services including analytical testing and manufacturer’s release.

Minimum starts of a single campaign should be at least 5 runs.

The commercial product price would be valid until the end of 2012 and may be increased by BIP at the beginning of a calendar year (for the first time effective January 01, 2013) by [***] percent per year.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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If the basic production assumptions change during the term of the transfer agreement and / or after scale-up of the process to commercial scale [***], the price for Drug Substance will be recalculated for commercial supply on the basis of the actual basic production assumptions of the [***] conformance lots for process validation and regulatory filing.

7)	Price Formula Drug Product:

For price calculation for Drug Product the following assumptions have been made which have to be confirmed by Elan:

Drug Product:	Liquid Vial
Vial size:	[***]
Concentration:	[***]
Fill volume:	[***]
Dose per vial:	[***]
Batch Size:	[***]

Based on the assumptions as set forth above a commercial supply price of Euro [***] per vial for sterile liquid filling services can be offered.

The commercial supply price does include inspection, primary packaging material and manufacturer’s release testing of filled vials. The price does not include active ingredient. In addition a filling loss of [***] has to be considered.

On request of Elan services for secondary packaging have to be discussed separately.

8)	Rolling Forecast:

Drug Substance:

[***] prior to the first delivery date of product under the Supply Agreement, Elan shall provide to BIP a rolling forecast for the next [***].

[***]

Drug Product:

[***] prior to the first delivery date of Drug Product under the Supply Agreement, Elan shall provide to BIP a rolling forecast for the next [***].

The forecast for the first [***]. The forecast for [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 8

BI Report No. DVR File: XXXXX Cell Line Development_Report_final Date: Oct. 26th, 2009 Page 1 of 1

Cell Line Development Report

XXXXX (YYYY)

Report ID No.	[***]
Report Title	[***]
Version No.	[***]
Project	[***]
Date of Origin	[***]
Authors	[***]
Company & Department	[***]

Confidentiality claim: This document is confidential and proprietary to Boehringer Ingelheim Pharma GmbH & Co. KG. Any unauthorized review, use, disclosure, copying or distribution is strictly prohibited.

[***]

This document is confidential and proprietary to BI (Boehringer Ingelheim Pharma GmbH & Co. KG).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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BI Report No. DVR 0xxx (Version No. 01) Page 1 of 1

Development Report:

[***] Upstream

Report ID No.	[***]
Project	[***]
Report Title	[***]
Version No.	[***]
Date of Origin	[***]
Authors	[***]
Company & Department	[***]

Confidentiality claim: This document is confidential and proprietary to Boehringer Ingelheim Pharma GmbH & Co. KG. Any unauthorized review, use, disclosure, copying or distribution is strictly prohibited.

Remark (adjust wording as needed): “Upstream” means all manufacturing process steps where cell cultures are involved, starting from cell bank vials and initial cell cultivation to (and including) harvest up to the Cell-free Culture Fluid containing the Product (named “CCF” hereafter).

[***]

This document is confidential and proprietary to BI (Boehringer Ingelheim Pharma GmbH & Co. KG).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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BI Report No. DVR 0xxx (Version No. 01) File: Development DSD Report KKS Muster.doc Page 1 of 1

Development Report:

Downstream

Report ID No.	[***]
Project	[***]
Report Title	[***]
Version No.	[***]
Date of Origin	[***]
Authors	[***]
Company & Department	[***]

Confidentiality claim: This document is confidential and proprietary to Boehringer Ingelheim Pharma GmbH & Co. KG. Any unauthorized review, use, disclosure, copying or distribution is strictly prohibited.

[***]

This document is confidential and proprietary to BI (Boehringer Ingelheim Pharma GmbH & Co. KG).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 9:

Specifications, incl. shipping and packing instructions agreed by the Parties (to be attached upon agreement of the Parties)

To be attached upon agreement of the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 10

Other Improvements

Product Hex Cell Line

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 11

Certain BI Pharma patents and patent applications relating to and/or describing the “BI Pharma Contribution”

Element / Technology	BI Pharma Patent / Publication / Application	Envisaged patent term
[***]

BI Pharma uses [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 12

Certain ELAN patents and patent applications relating to and/or describing the “ELAN Contribution”

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix 13

Bill and Hold Provisions

1.	BI Pharma shall be entitled to invoice ELAN for Product held on a bill and hold basis when such Product has been accepted by ELAN.

2.	BI Pharma shall store such Product under agreed conditions as set forth in applicable written standard operating procedures pertaining to the storage of similar items by BI Pharma on its own behalf or, in the alternative, pursuant to written agreement of the Parties.

3.	ELAN shall arrange for insurance for the Product stored at BI Pharma. Provided that BI Pharma has complied with the requirements of cGMP and any applicable standard operating procedures, including any storage procedures agreed by the Parties, BI Pharma shall not be liable for deterioration in Product. BI Pharma be liable for deterioration of or other damage to the Product that result from its gross negligent failure to comply with the requirements of cGMP and any applicable standard operating procedures, including any storage procedures agreed by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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MUTUAL CONFIDENTIALITY AGREEMENT

This Mutual Confidentiality Agreement (the “Agreement”) is made as of August [17], 2009 (the “Effective Date”), by and between Boehringer Ingelheim International GmbH with an address of Binger Strasse 173, 55216 Ingelheim am Rhein, Germany (“Boehringer”) and Elan Pharmaceuticals, Inc., a Delaware corporation with an address of 800 Gateway Boulevard, South San Francisco, California 94080, USA (“Elan”).

Elan and Boehringer (each a “party,” and collectively, the “parties”) desire to provide each other with confidential and proprietary information for the purpose of evaluating a potential business and/or scientific relationship with each other concerning the pharmaceutical development of monoclonal antibody(ies) (the “Purpose”).

The parties recognize that protection of such information is important to the continued success of each of their businesses. Accordingly, in reliance upon and in consideration of the following undertakings, the parties agree as follows:

1.	DEFINITIONS

The following words have these meanings in this Agreement:

“Affiliate” means any corporation or other entity that controls, is controlled by, or is under common control with, a party hereto. An entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than 50% of the voting securities or other ownership interest of the other corporation or entity.

“Disclosing Party” means the party disclosing Information hereunder.

“Information” means any information of a confidential or proprietary nature connected with the business of either party, or any of its or their suppliers or customers, or its Affiliates, that has been or will be disclosed by or on behalf of one party to the other in any form. For the purposes of this Agreement, Information of Boehringer shall particularly include but is not limited to cell line development, process development and manufacturing of biopharmaceuticals. However, oral communications shall be protected as Information under this Agreement only if summarized in a writing marked “Confidential” and delivered to the Recipient within thirty (30) days after the disclosure.

“Recipient” means the party receiving Information hereunder.

2.	USE AND NONDISCLOSURE

2.1	A confidential relationship with respect to the Information will be established between the parties as of the Effective Date and each Recipient will:

(a)	not disclose or release, and will take all reasonable precautions, using at least the highest degree of care that the Recipient uses to protect its own confidential and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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proprietary information and in no event less than reasonable care, to prevent disclosure or release of, the disclosing Party’s Information to any third party, except with the prior, written authorization and consent of an authorized representative of the Disclosing Party. Each Recipient will limit internal dissemination of the Disclosing Party’s Information to those officers, employees, Affiliates and consultants, who have been made aware that the Disclosing Party’s Information is confidential, who are bound under written obligations of confidentiality substantially similar to those contained herein, and to whom disclosure is necessary for the Purpose. Each Recipient will be responsible for any actions by its officers, employees, Affiliates and consultants that constitute a breach of this Agreement;

(b)	only use the Disclosing Party’s Information to the extent required to accomplish the Purpose and for no other reason; and

(c)	not reproduce or distribute the Disclosing Party’s Information in any form, in whole or in part, except as required to accomplish the Purpose. Without limiting the foregoing, each Recipient agrees that it shall not use Disclosing Party’s Information to make any materials or reproduce all or parts of any experimental information disclosed hereunder. Further, Recipient agrees that it shall not use Disclosing Party’s Information for any purpose or in any manner that would constitute a violation of any laws or regulations, including, without limitation, the export control laws of the United States.

If Information is communicated via internet mail, use of internet mail encryption technology is compulsory.

2.2	All Information of a Disclosing Party obtained under this Agreement will be considered the Disclosing Party’s Information and is subject to the obligations hereunder; provided however, that such obligations shall not apply to the extent that competent written evidence proves that such Information:

(a)	Was lawfully in Recipient’s possession prior to the date of disclosure;

(b)	Becomes public or available to the public through no act or omission of the Recipient amounting to a breach hereof;

(c)	Was lawfully obtained by the Recipient from a third party in lawful possession of such Information and under no obligation of confidentiality with respect thereto;

(d)

Is required to be disclosed by law, regulation, rule, act or order of any governmental authority or agency, in which case the Recipient will give the Disclosing Party as much advance notice of the proposed disclosure as is practical (including a copy of any written request or order), disclose only that information required to comply with the legal requirement, and will cooperate with the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Disclosing Party at Disclosing Party’s expense if it chooses to make any effort to limit or prevent such disclosure via a protective order or otherwise, provided, however, such disclosure shall not relieve the Recipient of its other obligations contained herein; or

(e)	Was independently invented or developed by or on behalf of the Recipient by those who did not have access to or benefit from the Information.

2.3	All rights in the Information of the Disclosing Party, including without limitation, the right to apply for intellectual property rights in its own name, are and shall remain vested exclusively in the Disclosing Party and the Recipient shall not apply for such rights.

3.	TERM AND TERMINATION

The term of this Agreement is two (2) years from the Effective Date; provided, however, that the Recipient agrees to use reasonable efforts to protect and preserve the confidential status of the Information acquired hereunder for ten (10) years from the expiration date hereof and that the Recipient’s obligations of non-use under this Agreement shall last indefinitely. Promptly upon the Disclosing Party’s written request, all tangible Information of the Disclosing Party acquired by the Recipient, including all whole or partial copies thereof shall, at the Disclosing Party’s sole option, be returned to the Disclosing Party or destroyed, and all other embodiments and derivatives thereof shall be destroyed, except that the Recipient may retain one (1) copy of Information in its confidential files solely for the purposes of verifying compliance with the terms of this Agreement.

4.	REMEDIES

The parties agree that remedies at law for breach of this Agreement by the Recipient may be inadequate and that a Disclosing Party that believes it has been injured shall be entitled, in addition to any other rights it might have, to seek injunctive relief.

5.	MISCELLANEOUS

5.1	No Further Obligations. Nothing contained in this Agreement shall be construed, by implication or otherwise, as an obligation upon either party to negotiate or enter into any further agreement or arrangement relating to any of the Information or as a grant of any right or license by either party for the other to use its Information or intellectual property other than for the Purpose.

5.2	Severability. If any provision of this Agreement is declared void or unenforceable, such provision shall be deemed modified to the extent necessary to allow enforcement, and all other portions of this Agreement shall remain in full force and effect.

5.3	Integration. This Agreement contains the entire and complete agreement between the parties with respect to the subject matter hereof, and supersedes all prior oral and/or written agreements with respect to the subject matter hereof. Any changes to this Agreement must be in writing and signed by both parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.4	Assignment. This Agreement may not be assigned or otherwise transferred by any party without the prior written consent of the other party, which shall not be unreasonably withheld, conditioned or delayed, except that either party may, without prior notice or consent, assign this Agreement and/or the rights and obligations hereunder to an Affiliate, or to a third party in connection with the transferor sale of all or substantially all of its business related to the subject matter of this Agreement, or in the event of a change in control, merger, acquisition, consolidation or similar transaction. Any purported assignment or transfer in violation of this section shall be void. This Agreement shall be binding upon and inure to the benefit of the successors, permitted assigns and legal representatives of the parties.

5.5	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of England, as such laws are applied to contracts entered into and to be performed within such jurisdiction. Place of venue is the competent courts in London, England.

5.6	Execution. This Agreement and any related amendments may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

5.7	Securities Law Compliance. Recipient is aware of the restrictions imposed by U.S. law on the purchase or sale of securities by any person who has received material, non-public information relating to the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon that information.

Elan hereby agrees that if it intends to provide Information to Boehringer that Elan knows or, after diligent review, has reason to assume may be listed on the Commerce Control List or the Chemical Weapons Convention Schedules of Chemicals, both contained within the U.S. Export Administration Regulations, (hereinafter “Controlled Technology”), that Elan shall notify promptly Boehringer of such knowledge or assumption as soon as possible prior to such intended disclosure. In order for Boehringer to take any appropriate precautionary actions before receipt of such Controlled Technology and to ensure compliance with U.S. export laws, Elan shall, before providing the Controlled Technology:

(a)	identify all Information that may be Controlled Technology; and

(b)	inform Boehringer, to the extent known to Elan, where the Controlled Technology is listed on the Commerce Control List or the Chemical Weapons Convention Schedules of Chemicals and what restrictions apply to the export or disclosure of the Controlled Technology under U.S. law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Elan further agrees to cooperate with Boehringer by providing upon request information and other assistance necessary for the export classification, export documentation and export licensing, if required, for the Controlled Technology under U.S. export laws. In any event, Elan hereby agrees that it will not disclose Controlled Technology to BOEHRINGER without the express prior consent of Boehringer.

5.8	No Warranty. ALL INFORMATION IS PROVIDED BY DISCLOSING PARTY “AS IS” AND WITHOUT ANY WARRANTY, EXPRESS, IMPLIED, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY WARRANTIES REGARDING ITS ACCURACY, COMPLETENESS, PERFORMANCE, OR NONINFRINGEMENT OF THIRD PARTY RIGHTS, OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Accepted and Agreed as of the Effective Date, and executed by:

Elan Pharmaceuticals, Inc.		Boehringer Ingelheim International GmbH ppa. i. V.

By:	/s/ Guriq Basi	By:	/s/ Prof. Werner /s/ M. Mauer
Name:	Guriq Basi	Name:	Prof. Werner M.Mauer
Title:	VP, Extramural Research	Title:	authorized signatories

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

Appendix 2A: Project Plan — [***]

AMENDED AND RESTATED [***] PROJECT PLAN

Antibody Description: [***]

Pertinent Elan Party: Onclave Therapeutics Limited

            Treasury Building

            Lower Grand Canal Street

            Dublin 2

            Ireland

            (“Onclave”)

Scope: Expansion and modification to include additional drug product manufacturing and formulation activities

Cell Line Development BI HEX®

Process Development

Drug Product manufacturing

Supply of clinical grade product

WHEREAS, Elan Pharma International Limited, Treasury Building, Dublin 2, Ireland, (“EPIL”), Neotope Biosciences Limited, a private limited company incorporated under the laws of Ireland with offices at Monksland, Athlone, County Westmeath, Ireland (“Neotope”) and Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) have previously entered into a Master Process Development and Clinical Supply Agreement effective as of June 23, 2010 (the “Agreement”);

WHEREAS, Neotope and BI Pharma have incorporated Appendix 2 – Part I, Project Plan, Antibody Description: [***], Version of February 18, 2011 into the Agreement with retroactive effect as of June 23, 2010.

WHEREAS, BI Pharma and Neotope are parties to the Appendix 2 – Part I, Project Plan, Antibody Description: [***] effective June 23, 2010 (“[***] Project Plan”).

WHEREAS, EPIL, Neotope and BI Pharma have mutually amended the Agreement by Amendment No. 1, effective as of August 1, 2011, to cover the provision of cell line development services for multiple antibodies, permit separate Project Plans for separate antibody projects and to include a template for future Project Plans, and in such Amendment No. 1 have renamed “Appendix 2-Part I, Project Plan, Antibody Description: [***] to “Appendix 2A: Project Plan [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

WHEREAS, as described in a notice of assignment from Neotope to BI Pharma dated May 17, 2012, attached hereto as Schedule 1, Neotope assigned all of its assets relating to the [***] Project Plan, including the [***] Project Plan itself, to Onclave and provided new invoicing and notice instructions.

WHEREAS, Onclave and BI Pharma now mutually desire to amend and restate the [***] Project Plan to replace the content of the [***] Project Plan with the content set forth below.

This Amended and Restated Appendix 2B – [***] Project Plan shall incorporate the terms of the Agreement, and shall become effective as of August 1, 2012.

NOW, THEREFORE, Onclave and BI Pharma agree as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

1.	Cell Line Development		5

	1.1.	Development of BIP high expression cell line [***]	5
	1.2.	Development of BIP high expression cell line [***]	5
	1.3.	Adaptation of analytical testing	5
	1.4.	Material Produced from Stable Transfectant Pools	6
	1.5.	Development of BIP high expression cell line [***]	6
	1.6.	Supply of [***]	6
	1.7.	Deliverables	6

2.	Drug Substance Manufacturing		7

	2.1.	Application and Fixation of platform process at [***] scale	7
	2.2.	Consolidation of a scaleable process at [***] scale	7
	2.3.	Freeze Thaw Study Drug Substance in Bags	7
	2.4.	Freeze Thaw Study [***] in Bags	7
	2.5.	Additional Efforts for Analytical Testing of [***] Material	7
	2.6.	Filling of Reference Standard for [***]	8
	2.7.	Explorative stability testing of Drug Product (DP) out of [***] scale	8
	2.8.	Explorative stability testing of intermediate bulk out of [***] scale	8
	2.9.	Establishing of a Master Cell Bank (MCB)	9
	2.10.	Scale-up and GAO manufacturing at [***] scale	9
		2.10.1. Ordering of long lead chromatography material (resins) for downstream process at [***] scale	9
		2.10.2. Scale-up to pilot scale [***] and Manufacturing of clinical material	9
	2.11.	Analytical Characterization of Pre-Clinical and Clinical Batches	10
		2.11.1. Stability program of Bulk Drug Substance	10
		2.11.2. Virus removal validation	10
		2.11.3. DNA removal validation	10
	2.12.	Establishing CMC part for IND filing	10
	2.13.	Deliverables	11

3.	Drug Product Manufacturing and DP Stability Studies		11

	3.1.	Initial Preformulation studies	11
	3.2.	Confirm Filling Performance Under Scaleable Process Conditions	11
	3.3.	Manufacturing of one liquid fill into vials under GMP conditions at technical scale	11
	3.4.	Efforts for Change to [***] Vial	11
	3.5.	Stability testing of Drug Product	12
	3.6.	Filling and Qualification of Reference Standard [***]	12
	3.7.	Comparability Testing including Characterization Studies	12
	3.8.	Deliverables	12

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

4.	Additional work packages/supportive data		13

5.	Additional work packages: Adaptation of Formulation		13

	5.1.	Stability Studies of Bulk Drug Substance (optional) and Drug Product (Material out of [***] scale)	13
		5.1.1. Drug Product:	13
	5.2.	Comparability testing to support regulatory requirements	14
	5.3.	Adaptation of analytical methods due to formulation adaptation	14
	5.4.	Update of CMC part for IND filing	14

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

1.	Cell Line Development

Boehringer Ingelheim’s proprietary high expression system (BI HEX®) enables fast-track generation of high-producer cell lines leading to high-titer processes for production of therapeutic proteins from CHO cells, thus shortening the time-to-clinic. BI HEX® represents an integrated platform which combines state-of-the-art technologies including BIP proprietary expression vectors for stable and high-level product expression, a fast-track cell line generation concept entirely free of serum and a generic screening platform including BIP media and feed compositions. Early assessment of cell line stability and initial characterization of product quality according to our paradigm “Do it right the first time” are key to our success.

Cell Line Development BI HEX®

[***]

1.1.	Development of BIP high expression cell line [***]

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]	invoiced

1.2.	Development of BIP high expression cell line [***]

Cell Transfection and Screening

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]	invoiced

•	[***]

1.3.	Adaptation of analytical testing

Establish Analytical and QC Test Methods

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

Documentation and Progress Reporting of Cell Transfections

[***]

1.4.	Material Produced from Stable Transfectant Pools

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]	invoiced

1.5.	Development of BIP high expression cell line [***]

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]	invoiced

Documentation and Progress Reporting of [***]

[***]

1.6.	Supply of [***]

Assumptions:

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]	invoiced

1.7.	Deliverables

Elan → BIP

[***]

BIP → Elan

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

2.	Drug Substance Manufacturing

[***]

]

2.1.	Application and Fixation of platform process at [***] scale

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]	invoiced

2.2.	Consolidation of a scaleable process at [***] scale

•	[***]

Time frame:	[	***]
Cost per run incl. filling:	[	***]	[	***]
Total cost [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

2.3.	Freeze Thaw Study Drug Substance in Bags

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.4.	Freeze Thaw Study [***] in Bags

•	[***]

Estimated time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.5.	Additional Efforts for Analytical Testing of [***] Material

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

2.6.	Filling of Reference Standard for [***]

Filling assumptions:

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]

2.7.	Explorative stability testing of Drug Product (DP) out of [***] scale

[***]

Analytical methods for stability testing	DS	DP
[***]

[***]

Time frame:	[	***]
Cost per lot:	[	***]	[	***]
Total cost [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]

[***]

2.8.	Explorative stability testing of intermediate bulk out of [***] scale

[***]

Time frame:	[	***]
Cost per lot up to [***]:	[	***]	[	***]
Total cost [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Time frame:	[	***]
Cost per lot:	[	***]	[	***]
Total cost [***]:	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]

2.9.	Establishing of a Master Cell Bank (MCB)

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.10.	Scale-up and GAO manufacturing at [***] scale

[***]

2.10.1.	Ordering of long lead chromatography material (resins) for downstream process at [***] scale

[***]

Chromatography material	Amount
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

Time frame:	[	***]	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.10.2.	Scale-up to pilot scale [***] and Manufacturing of clinical material

[***]

Time frame:	[	***]
Cost per [***] run:	[	***]	[	***]
Total cost [***] campaign [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

2.11.    Analytical Characterization of Pre-Clinical and Clinical Batches

[***]

Analytical methods for release testing	DS	DP
[***]

2.11.1. Stability program of Bulk Drug Substance

[***]

Time frame:	[***]
Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

2.11.2. Virus removal validation

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.11.3. DNA removal validation

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.12. Establishing CMC part for IND filing

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

2.13.    Deliverables

[***]

3.	Drug Product Manufacturing and DP Stability Studies

[***]

3.1.    Initial Preformulation studies

—	[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]	invoiced

3.2.	Confirm Filling Performance Under Scaleable Process Conditions

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

3.3.	Manufacturing of one liquid fill into vials under GMP conditions at technical scale

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

3.4.	Efforts for Change to [***] Vial

—	[***]

Time frame:	[***]
Total cost:		[***]
Payment schedule:	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

3.5.	Stability testing of Drug Product

(Material out of [***] scale)

[***]

Time frame:	[***]
Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

3.6.	Filling and Qualification of Reference Standard [***]

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

3.7.	Comparability Testing including Characterization Studies

[***]

Analytical methods for comparability testing
[***]

[***]

Time frame:	[***]
Total cost Comparabilty Testing (3.6.):	[***]	[***]
Total cost [***] (2.5.)	[***]	[***]
Payment schedule for 2.5. and 3.6.:	[***]	[***]

[***]

3.8.	Deliverables

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

4.	Additional work packages/supportive data

[***]

Time frame:	[***]
Price estimate:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

Time frame:	[***]
Price estimate:	[***]	[***]
Payment schedule:	[***]	[***]

5.	Additional work packages: Adaptation of Formulation

[***]

Filling of cGMP Material for Use in Clinical Studies

[***]

Time frame:	[***]
Cost estimate:	[***]	[***]
Payment schedule:	[***]	[***]

5.1.	Stability Studies of Bulk Drug Substance (optional) and Drug Product (Material out of [***] scale)

[***]

5.1.1.	Drug Product:

[***]

Time frame:	[***]
Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

5.2.	Comparability testing to support regulatory requirements

[***]

Time frame:	[***]
Payment schedule:	[***]	[***]

5.3.	Adaptation of analytical methods due to formulation adaptation

[***]

Time frame:	[***]
Total cost [***] formulation:		[***]
Total cost [***] formulation:		[***]
Payment schedule:	[***]	[***]

5.4.	Update of CMC part for IND filing

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

1.	Updated Project Plan

[***]

2.	Payment Schedule and Invoicing and Notice Instructions

All invoices for service fees and pass-through expenses incurred after the Amendment Effective Date shall be sent by email to:

[***]

With a copy to:

[***]

All notices to Onclave regarding this [***] Project Plan shall be sent to:

Onclave Therapeutics Limited

Treasury Building

Lower Grand Canal Street

Dublin 2

Ireland

Fax: [***]

Attention: [***]

	Work package	Price	Date of	Status
1	Cell Line Development

[***]

2	Drug Substance Manufacturing

[***]

3	Drug Product Manufacturing and DP Stability Studies

[***]

4	Additional work packages / supportive data

[***]

5	Additional work packages / supportive data

[***]

3.	Commercial Outlook

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Project PlanAppendix 2—Part I to be executed and effective as of June 23, 2010.

ONCLAVE THERAPEUTICS LIMITED		BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG ppa.

By:	/s/ William F. Daniel	By:	/s/ Alois Konrad
	William F. Daniel		Alois Konrad
Title: Director		Title: VP Business and Contracts
Date: 11 December 2012		Date: 10 December 2012

ppa.

		By:	/s/ Hans Michelberger
Dr. Hans Michelberger
Title: VP Legal Germany
Date: 10 December 2012

Exhibits: Schedule 1—Notice of Assignment

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

Schedule I

THIS NOTICE OF ASSIGNMENT Is dated as of May 17, 2012.

TO: BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG, with offices at Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”)

BY: NEOTOPE BIOSCIENCES LIMITED, a private limited company incorporated under the laws of Ireland with offices at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland (“Neotope”).

INTRODUCTION

Neotope and BI Pharma are parties to that certain Project Plan A-1 Agreement titled Appendix 2—Part I of the Master Process Development and Clinical Supply Agreement dated as of June 23, 2010 (such agreement, as amended or modified from time to time, the “Agreement”).

Neotope has assigned all of its rights, obligations and liabilities pursuant to or under the Agreement to Onclave Therapeutics Limited, an Irish private limited company and an affiliate of Neotope (“Onclave”) formerly known as Elan Science Six Limited (“ESSL”) In accordance with that certain Intellectual Property License and Contribution Agreement, dated as of January 1, 2012, between ESSL and Neotope (the “Assignment”).

NOTICE OF ASSIGNMENT

Neotope herby notifies BI Pharma of the Assignment. The Assignment became effective as of January 1, 2012 (the “Closing Date”).

BI Pharma shall invoice Neotope for all service fees and pass-through expenses incurred up to and including the Closing Date.

All invoices for service fees and pass-through expenses incurred after the Closing Date shall be sent to:

Accounts Payable

Elan Pharmaceuticals, Inc., on behalf of Onclave Therapeutics Limited

P.O. Box 2208

South San Francisco, CA 94083-2208

Or by email to [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17

With a copy to:

Neotope Biosciences, a division of Elan Pharmaceuticals, Inc.

650 Gateway Boulevard

South San Francisco, CA 94080

Attention: Guriq Basi

Or by email to [***]

All future notices regarding the Agreement should be to ONCLAVE as follows:

To ONCLAVE:

Onclave Therapeutics Limited

Treasury Building

Lower Grand Canal Street

Dublin 2

Ireland

Fax: [***]

Attention: [***]

And a copy to:

Neotope Biosciences, a division of Elan Pharmaceuticals, Inc.

650 Gateway Boulevard

South San Francisco, CA 94080

Fax: [***]

Attention: Legal Counsel

Onclave, along with its collaborator, Neotope Biosciences, a division of Elan Pharmaceuticals, Inc., will be working with you going forward. Your current scientific contacts will continue to work with you on behalf of Onclave.

EXECUTED on the date first written above.

NEOTOPE BIOSCIENCES LIMITED

By:	/s/ William F. Daniel
Name: William F. Daniel
Title: Director

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18

Appendix 2B: Project Plan – [***]

AMENDED AND RESTATED [***] PROJECT PLAN

Antibody Description: [***]

[***]

[***]

Pertinent ELAN Party: Neotope Biosciences Limited

Scope – Part I: Section 1 – [***]

Scope – Part II: [***]

Section 2 – Drug Substance Manufacturing

Section 3 – Drug Product Manufacturing

Section 4 – Additional Supportive Work Packages

Cell Line Development BI HEX®

                Process Development

                         Manufacturing of Drug Product

                                 Supply of Clinical Grade Product

Version of October 1, 2012

WHEREAS, Elan Pharma International Limited, Treasury Building, Dublin 2, Ireland, (“EPIL”), Neotope Biosciences Limited, a private limited company incorporated under the laws of Ireland with offices at Monksland, Athlone, County Westmeath, Ireland (“Neotope”) and Boehringer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) have previously entered into a Master Process Development and Clinical Supply Agreement effective as of June 23, 2010 (the “Agreement”);

WHEREAS, BI Pharma, EPIL and Neotope are parties to Agreement.

WHEREAS, BI Pharma and Neotope are parties to the Appendix 2B – Programme A, Project Plan, Antibody Description: [***] effective August 1, 2011 (“[***] Project Plan”).

WHEREAS, EPIL, Neotope and BI Pharma have mutually amended the Master Agreement by Amendment No 1, effective as of August 1, 2011 to cover the provision of cell line development services for multiple antibodies, permit separate Project Plans for separate antibody projects and to include a template for future Project Plans.

WHEREAS, all assets relating to the [***] Project Plan, and the Project Plan itself, remain with Neotope and have not been assigned to Onclave Therapeutics Limited.

WHEREAS, Neotope and BI Pharma now mutually desire to amend and restate the [***] Project Plan to replace the content of the [***] Project Plan with the content set forth below.

This Amended and Restated Appendix 2B – [***] Project Plan shall be incorporated into the Agreement, shall itself incorporate the terms of the Agreement, and shall become effective as of May 1, 2012.

NOW, THEREFORE, Neotope and BI Pharma agree as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

1.	Programme A – [***]		4
	1.1	[***]	4
	1.2	[***]	4
	1.3	[***]	4
	1.4	[***]	4
	1.5	[***]	4
	1.6	[***]	5
	1.7	[***]	5
	1.7.1	[***]	5
	1.8	Adaptation and Phase I Validation of analytical testing [***]	5
	1.9	Deliverables Elan Deliverables	5

2.	Drug Substance Manufacturing		5
	2.1	Application and Fixation of platform process at [***] scale	5
	2.2	Consolidation of a Scaleable Process at [***] Scale	6
	2.3	Freeze Thaw Study Drug Substance in Bags	6
	2.4	Filling of Reference Standard for [***]	6
	2.5	Explorative stability testing of Drug Product (DP) out of [80 L] scale	6
	2.6	Establishing of a Master Cell Bank (MCB)	7
	2.7	Production of cGMP Material for Use in Clinical Studies	7
	2.7.1	Ordering of long lead chromatography material (resins) for downstream process at [***] scale	7
	2.7.2	Manufacturing of Material for Supply of Clinical Trials	7
	2.7.2.1	Manufacturing scale [***]	7
	2.8	Analytical Characterization of Pre-Clinical and Clinical Batches	7
	2.8.1	Stability program of Bulk Drug Substance	8
	2.8.2	Virus removal validation	8
	2.8.3	Optional Work Package: DNA removal validation	8
	2.9	Establishing CMC part for IND filing	8
	2.10	Deliverables	8

3.	Drug Product Manufacturing and DP Stability Studies		9
	3.1	Full Formulation Development [***] Program	9
	[***]		9
	3.2	Finalisation of [***] Process	9
	3.3	Manufacturing of [***] into vials under GMP conditions at technical scale	9
	3.4	Stability testing of Drug Product (Material out of [***] scale)	9
	3.5	Filling and Qualification of Reference Standard ([***])	9
	3.6	Comparability Testing including Characterization Studies	9
	3.7	Deliverables	10
	4.	Additional supportive work packages	10
	5.	Price Overview and billing plan	10

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

1.	Programme A – [***]

1.1	[***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

1.2	[***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

1.3	[***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

1.4	[***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

1.5	[***]

[***]

Total cost per [***]:	[***]	[***]
Payment schedule:	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

1.6	[***]

[***]

Time frame:	[***]
Total cost per [***]:	[***]	[***]
Payment schedule:	[***]	[***]

1.7	[***]

[***]

1.7.1	[***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

1.8	Adaptation and Phase I Validation of analytical testing [***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

1.9	Deliverables Elan Deliverables

[***]

BIP	Deliverables

[***]

2.	Drug Substance Manufacturing

[***]

2.1	Application and Fixation of platform process at [***] scale

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

2.2	Consolidation of a Scaleable Process at [***] Scale

[***]

Cost per run incl. filling:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

2.3	Freeze Thaw Study Drug Substance in Bags

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.4	Filling of Reference Standard for [***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.5	Explorative stability testing of Drug Product (DP) out of [80 L] scale

[***]

Analytical methods for stability testing	DS	DP
[***]

[***]

Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

2.6	Establishing of a Master Cell Bank (MCB)

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.7	Production of cGMP Material for Use in Clinical Studies

[***]

2.7.1	Ordering of long lead chromatography material (resins) for downstream process at [***] scale

[***]

Scale:	[***]	[***]
Cost estimate:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

2.7.2	Manufacturing of Material for Supply of Clinical Trials

[***]

2.7.2.1	Manufacturing scale [***]

[***]

Cost per [***]:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

2.8	Analytical Characterization of Pre-Clinical and Clinical Batches

[***]

Analytical methods for release testing	DS	DP
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

2.8.1	Stability program of Bulk Drug Substance

[***]

Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

2.8.2	Virus removal validation

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.8.3	Optional Work Package: DNA removal validation

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.9	Establishing CMC part for IND filing

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.10	Deliverables

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

3.	Drug Product Manufacturing and DP Stability Studies

[***]

3.1	Full Formulation Development [***] Program

[***]

Price:	[***]

3.2	Finalisation of [***] Process

[***]

Time frame [***]:	[***]
Price:	[***]

3.3	Manufacturing of [***] into vials under GMP conditions at technical scale

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

3.4	Stability testing of Drug Product (Material out of [***] scale)

[***]

Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

3.5	Filling and Qualification of Reference Standard ([***])

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

3.6	Comparability Testing including Characterization Studies

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

Analytical methods for comparabilty testing
[***]

[***]

Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

3.7	Deliverables

[***]

4.	Additional supportive work packages

[***]

5.	Price Overview and billing plan

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Appendix 2B

•	Programme A to the Master Agreement to be executed and effective as of May 1, 2012.

NEOTOPE BIOSCIENCES LIMITED		BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

By:	/s/ William F. Daniel	ppa.

		By:	/s/ Alois Konrad
Name: William F. Daniel		Name:Alois Konrad
Title: Director		Title: VP Business & Contracts

ppa.

Date: 11 December 2012

		By:	/s/ Hans Michelberger
Name: Dr. Hans Michelberger
Title: VP Legal Germany

Date: 10 Dec. 2012

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

Neotope Master Process Development and Clinical Supply Agreement / Appendix 2B-2	confidential

Appendix 2B-2: [***] Project Plan — [***]

[***]

Neotope Biosciences Limited (“Neotope”), Elan Pharma International Limited (“EPIL”) and Boehringer Ingelheim Pharma GmbH & Co. KG (“BI Pharma”) entered into a Master Process Development and Clinical Supply Agreement effective June 23, 2010 (the “Original MSA”).

WHEREAS, EPIL, Neotope and BI Pharma have mutually amended the Master Agreement by Amendment No 1, effective as of August 1, 2011 to cover the provision of cell line development services for multiple antibodies, permit separate Project Plans for separate antibody projects and to include a template for future Project Plans; and

WHEREAS, EPIL’s rights and obligations under the Neotope MSA have been assigned to Neotope in connection with the demerger from Elan Corporation plc effective December 20, 2012 and as confirmed by EPIL in the letter dated May 22, 2013, which is attached hereto (the “Assignment”).

WHEREAS, in light of the Assignment, Neotope and BI Pharma are, from the date of the Assignment, the only parties to the Original MSA, which shall, therefore, in the future be referred to as the “Neotope MSA”; and

NOW, THEREFORE, Neotope and BI Pharma agree as follows:

This Appendix 2B-2 — [***] Project Plan — [***] shall be incorporated into the Neotope MSA, shall itself incorporate the terms of the Neotope MSA, and shall be effective retroactively as of January 1, 2013.

I.	[***] PROJECT PLAN: [***]

Prerequisites:

•	[***]

Activity:

•	[***]

Time frame:	[***]
Price Services:	[***]
Price equipment:	[***]
Total Price:	[***]
Date of invoice	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

II.	ANTIBODY DESCRIPTION: [***]

Scope – [***]

Time frame:	[***]
Price:	[***]

For the avoidance of doubt, no GMP product will be delivered before the parties will have concluded a Quality Agreement.

24, June 2013	Biberach, 14 June 2013

NEOTOPE BIOSCIENCES LIMITED	BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

	i.v.	ppa.

/s/ Tara Nickerson	/s/ Dieter Wolf	/s/ Hans Michelberger
Tara Nickerson, Secretary	D. Wolf	Dr. Hans Michelberger

Attachment: Assignment

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Attachment

Dr. Uwe Buecheler	22 May 2013
Boehringer Ingelheim Pharma GbH & Co. KG
Birkendorfer Strasse 65
88397 Biberach an der Riss
Germany	Via Fax: +49 7351-54-98049

Re:	Master Process Development and Clinical Supply Agreement by and among Elan Pharma International Limited (“EPIL”) , Neotope Biosciences Limited (“Neotope”) and Boehringer Ingelheim Pharma GmbH & Co. KG effective June 23, 2010 (the “Agreement”)

Dear Dr. Buecheler,

EPIL hereby confirms that EPIL’s rights and obligations under the Agreement have been assigned to Neotope in connection with the demerger from Elan Corporation plc., effective December 20, 2012.

Yours sincerely,

William Daniel

Director

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

Appendix 2C: Project Plan – [***]

Antibody Description: [***]

(up to [***] candidates)

Scope – [***]

Scope – [***]

Section 3 – Drug Substance Manufacturing

Section 4 – Drug Product Manufacturing and DP Stability Studies

Neotope Biosciences Limited (“Neotope”), Elan Pharma International Limited (“EPIL”) and Boehringer Ingelheim Pharma GmbH & Co. KG (“BI Pharma”) entered into a Master Process Development and Clinical Supply Agreement effective June 23, 2010 (the “Original MSA”).

WHEREAS, EPIL, Neotope and BI Pharma have mutually amended the Master Agreement by Amendment No 1, effective as of August 1, 2011 to cover the provision of cell line development services for multiple antibodies, permit separate Project Plans for separate antibody projects and to include a template for future Project Plans; and

WHEREAS, EPIL’s rights and obligations under the Neotope MSA have been assigned to Neotope in connection with the demerger from Elan Corporation plc effective December 20, 2012 and as confirmed by EPIL in the letter dated May 22, 2013, which is attached hereto (the “Assignment”).

WHEREAS, in light of the Assignment Neotope and BI Pharma are, from the date of the Assignment, the only parties to the Original MSA, which shall, therefore, in the future be referred to as the “Neotope MSA”; and

NOW, THEREFORE, Neotope and BI Pharma agree as follows:

This Appendix 2C – [***] Project Plan shall be incorporated into the Neotope MSA, shall itself incorporate the terms of the Neotope MSA, and shall be effective as of October 1, 2012.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PROPOSAL#!

BY BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

BIRKENDORFER STR 65

88397 BIBERACH AN DER RIß

(BIP)

FOR

NOETOPE

[***]

EARLY SUPPORT ON CANDIDATE ASSESSMENT

CELL LINE DEVELOPMENT

PROCESS DEVELOPMENT

MANUFACTURING OF

CLINICAL GRADE MATERIAL

Version of April 15, 2013

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.	Early Support on Candidate Assessment		1

2.	Cell Line Development		1
	2.1.	[***]	1
	2.2.	[***]	1
	2.3.	[***]	1
	2.4.	[***]	2
	2.5.	[***]	2
	2.6.	[***]	2
	2.7.	[***]	2
	2.7.1.	[***]	2
	2.8.	Adaptation and Phase I Validation of Analytical Testing [***]	2
	2.9.	Deliverables	3

3.	Drug Substance Manufacturing		3
	3.1.	Application and Fixation of Platform Process at [***] Scale	3
	3.2.	Consolidation of a Scaleable Process at [***] Scale	3
	3.3.	Freeze Thaw Study Drug Substance in Bags	3
	3.4.	Filling of Reference Standard for [***]	4
	3.5.	Explorative Stability Testing of Drug Product (DP) out of [***] Scale	4
	3.6.	Establishing of a Master Cell Bank (MCB)	4
	3.7.	Production of cGMP Material for Use in Clinical Studies	4
	3.7.1.	Ordering of long lead Chromatography Material (resins) for downstream Process at [***] or [***] Scale	5
	3.7.2.	Manufacturing of Material for Supply of Clinical Trials	5
	3.7.2.1.	Manufacturing Scale [***]	5
	3.8.	Analytical Characterization of Pre-Clinical and Clinical Batches	5
	3.8.1.	Stability Program of Bulk Drug Substance	5
	3.8.2.	Virus Removal Validation	6
	3.8.3.	Optional Work Package: DNA Removal Validation	6
	3.9.	Establishing CMC Part for IND Filing	6
	3.10.	Deliverables	6

4.	Drug Product Manufacturing and DP Stability Studies		6
	4.1.	Full Formulation Development [***] Program	6
	4.2.	Finalisation of [***] Process	6
	4.3.	Manufacturing of [***] under GMP Conditions at Technical Scale	7
	4.4.	Stability Testing of Drug Product (Material out of [***] or [***] Scale)	7
	4.5.	Filling and Qualification of Reference Standard [***]	7
	4.6.	Comparability Testing including Characterization Studies	7
	4.7.	Deliverables	8

5.	Price Overview		8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.	Early Support on Candidate Assessment

[***]

Time frame:	[***]
Total costs 1 candidate:	[***]	[***]
Costs for each additional candidate handled in parallel (up to [10] candidates in total):	[***]	[***]
Payment schedule:	[***]	[***]

[***]

Time frame:	[***]
Total costs 1 candidate:	[***]	[***]
Costs for each additional candidate handled in parallel (up to [***] candidates in total):	[***]	[***]
Payment schedule:	[***]	[***]

Additional comments:

[***]

2.	Cell Line Development

2.1. [***]

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.2. [***]

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

2.3. [***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.4.	[***]

[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

2.5.	[***]

[***]

Time frame:	[	***]
Total cost per [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.6.	[***]

[***]

Time frame:	[	***]
Total cost per [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.7.	[***]

[***]

2.7.1.	[***]

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

2.8.	Adaptation and Phase I Validation of Analytical Testing [***]

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

2.9.	Deliverables

Neotope Deliverables

[***]

BIP Deliverables

[***]

3.	Drug Substance Manufacturing

[***]

3.1.	Application and Fixation of Platform Process at [***] Scale

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

3.2.	Consolidation of a Scaleable Process at [***] Scale

•	[***]

Time frame:	[	***]
Cost per run incl. filling:	[	***]	[	***]
Total cost [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***]

3.3.	Freeze Thaw Study Drug Substance in Bags

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

3.4.	Filling of Reference Standard for [***]

Filling assumptions:

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

3.5.	Explorative Stability Testing of Drug Product (DP) out of [***] Scale

[***]

Analytical methods for stability testing	DS	DP
[***]

[***]

Time frame:	[	***]
Cost per lot:	[	***]	[	***]
Total cost [***]:	[	***]	[	***]
Payment schedule:	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]

[***]

3.6.	Establishing of a Master Cell Bank (MCB)

•	[***]

Time frame:	[	***]
Total cost:	[	***]	[	***]
Payment schedule:	[	***]	[	***]

3.7.	Production of cGMP Material for Use in Clinical Studies

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

3.7.1. Ordering	of long lead Chromatography Material (resins) for downstream Process at [***] or [***] Scale

[***]

Time frame:	[***]
Scale:	[***]	[***]	[***]
Cost estimate:	[***]	[***]	[***]
Payment schedule:	[***]	[***]	[***]

3.7.2. Manufacturing	of Material for Supply of Clinical Trials

[***]

3.7.2.1.	Manufacturing Scale [***]

Production assumptions:

[***]

Time frame:	[***]
Cost per [***] run: [***]:	[***]	[***]
Payment schedule:	[***]	[***]

3.8. Analytical	Characterization of Pre-Clinical and Clinical Batches

[***]

Analytical methods for release testing	DS	DP
[***]

3.8.1. Stability	Program of Bulk Drug Substance

[***]

Time frame:	[***]
Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

3.8.2.	Virus Removal Validation

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

3.8.3.	Optional Work Package: DNA Removal Validation

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

3.9.	Establishing CMC Part for IND Filing

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

3.10.	Deliverables

[***]

4.	Drug Product Manufacturing and DP Stability Studies

[***]

4.1.	Full Formulation Development [***] Program

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

4.2.	Finalisation of [***] Process

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

4.3.	Manufacturing of [***] under GMP Conditions at Technical Scale

[***]

Filling assumptions:

•	[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

[***]

4.4.	Stability Testing of Drug Product (Material out of [***] or [***] Scale)

[***]

Time frame:	[***]
Cost per lot:	[***]	[***]
Total cost [***]:	[***]	[***]
Payment schedule:	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

4.5.	Filling and Qualification of Reference Standard [***]

[***]

Filling assumptions:

•	[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

4.6.	Comparability Testing including Characterization Studies

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

Analytical methods for comparability testing

[***]

[***]

Time frame:	[***]
Total cost:	[***]	[***]
Payment schedule:	[***]	[***]

4.7.	Deliverables

[***]

5.	Price Overview

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

IN WITNESS WHEREOF, the Parties have caused this Appendix 2C – [***] Project Plan to be executed and effective as of October 1, 2012.

For the avoidance of doubt, no GMP product will be delivered before the parties will have concluded a Quality Agreement.

South San Francisco, 26 June 2013	Biberach, 14 June 2013

NEOTOPE BIOSCIENCES LIMITED	BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

	ppa.	ppa.

/s/ Jane Hickson, Secretary	/s/ Dieter. Wolf	/s/ Hans Michelberger
	D. Wolf	Dr. Hans Michelberger

Attachment: Assignment

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

Attachment

Assignment

[PDF ATTACHMENT]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

Dr. Uwe Buecheler	22 May 2013
Boehringer Ingelheim Pharma GbH & Co. KG
Birkendorfer Strasse 65
88397 Biberach an der Riss
Germany	Via Fax: +49 7351-54-98049

Re:	Master Process Development and Clinical Supply Agreement by and among Elan Pharma International Limited (“EPIL”), Neotope Biosciences Limited (“Neotope”) and Boehringer Ingelheim Pharma GmbH & Co. KG effective June 23, 2010 (the “Agreement”)

Dear Dr. Buecheler,

EPIL hereby confirms that EPIL’s rights and obligations under the Agreement have been assigned to Neotope in connection with the demerger from Elan Corporation plc., effective December 20, 2012.

Yours sincerely,

/s/ William Daniel
William Daniel
Director

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

Amendment I to the Agreement between ELAN / Neotope / BI Pharma	CONFIDENTIAL

AMENDMENT NUMBER ONE

(the “Amendment No 1”)

to the

MASTER PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

This Amendment No 1 is made as of August 1, 2011 (the “Amendment No 1 Effective Date”) by and between Neotope Biosciences Limited, a private limited company incorporated under the laws of Ireland with offices at Monksland, Athlone, County Westmeath, Ireland (“Neotope”), ELAN Pharma International Limited, a private limited company incorporated under the laws of Ireland with offices at Monksland, Athlone, County Westmeath, Ireland (“EPIL”), (Neotope and EPIL hereinafter collectively called “ELAN”) and Boehringer Ingelheim Pharma GmbH & Co. KG with offices at Birkendorfer Straße 65, 88397 Biberach an der Riß, Germany (“BI Pharma”).

RECITALS

A. WHEREAS, ELAN and BI Pharma have previously entered into a Master Process Development and Clinical Supply Agreement effective as of June 23, 2010 (the “Agreement”);

B. WHEREAS, ELAN and BI Pharma mutually desire to amend the Agreement as set forth below to provide cell line development services for multiple Antibodies, only some of which may be selected for further process development and clinical supply;

NOW THEREFORE, ELAN and BI Pharma agree as follows, effective as of the Amendment No 1 Effective Date:

TERMS AND CONDITIONS

1.	Section 1.31 of the Agreement shall be amended to read as follows:

“Project” shall mean the activities set forth in the respective Project Plan for a particular phase or phases of development or production of the specific Product, the scope of which Project may be limited to one or more of the cell line development program, the process development program, the product manufacturing program and the clinical supply program. “Project(s)” shall mean each and every Project to be conducted under this Agreement.”

2.	The first two sentences of Section 2.1.2 of the Agreement shall be amended to read as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Each project plan (“Project Plan”) shall be substantially of the form attached herein as Appendix 2 commensurate with the scope of the Project, uniquely coded and shall describe the subject Project, the responsibilities of the Parties with respect to such Project, the Materials and any ELAN Contribution to be transferred to BI Pharma, the Deliverables and the timeline for completion of the Project (“Project Timeline”). Each Project Plan shall be mutually agreed upon by the Parties, shall reference this Agreement by date, title and Parties; and shall become incorporated herein upon execution by both Parties.”

The following last sentence shall be added to Section 2.1.2 of the Agreement:

“For the avoidance of doubt, each Project Plan will be numbered by consecutive numbers (i.e. “Appendix 2A”, “Appendix 2B”, etc.).

3.	Each Appendix 2 of the Agreement shall be amended to include a cover page substantially of the form attached hereto as Exhibit A and a signature page substantially of the form attached hereto as Exhibit B.

4.	The existing Appendix 2 of the Agreement currently entitled “Appendix 2 — Part I Project Plan Antibody Description: [***]” shall be amended to be entitled “Appendix 2A: Project Plan — [***]”.

5.	Except as modified herein, the Agreement remains in full force and effect and is hereby incorporated by this reference. Capitalized terms not otherwise defined herein shall have the meanings contained in the Agreement.

Accepted and Agreed:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

NEOTOPE BIOSCIENCES LIMITED		BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

By:	/s/ William Daniel	By:	/s/ Dieter Wolf
Name: William Daniel			Name: Dr. Dieter Wolf
Title: Director			Title: Global Dept. Business & Contracts

Date:	15th September 2011

ELAN PHARMA INTERNATIONAL LIMITED

By:	/s/ William Daniel	By:	/s/ Andreas Felder
Name: William Daniel		Name: Dr. Andreas Felder
Title: Director		Title: Head of Legal Germany/Team Biberach
Date:	15th September 2011	Date:	September 14, 2011

Exhibits:

Exhibit A: Cover Page

Exhibit B: Signature Page

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

EXHIBIT A

Appendix 2 Cover Page

Appendix 2 — [insert unique code]

PROJECT PLAN

Antibody Description:

Pertinent ELAN Party:

Scope: [e.g., [***]]

[Pertinent ELAN Party] and Boehringer Ingelheim Pharma GmbH & Co. KG (“BI Pharma”) entered into a Master Process Development and Clinical Supply Agreement effective June 23, 2010 and amended August 1, 2011 (the “Master Agreement”). This Appendix 2-[Unique Code] shall be incorporated into the Master Agreement and become effective as of [Pertinent Project Plan Effective Date].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

EXHIBIT B

Appendix 2 Signature Page

IN WITNESS WHEREOF, the Parties have caused this Appendix 2 —[Unique Code] to the Master Agreement to be executed and effective as of [Pertinent Project Plan Effective Date].

[pertinent ELAN entity]	BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

By:

Name:

Title:

Date:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5